     As filed with the Securities and Exchange Commission on August 4, 2000
                                                      Registration No. 333-36616
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ----------------

                       PRE-EFFECTIVE AMENDMENT NO. 3 TO
                             REGISTRATION STATEMENT
                               ON FORM S-3 UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------
                   NATIONAL FINANCIAL SECURITIES CORPORATION
                                 (Registrant)
            (Exact name of registrant as specified in its charter)

        Delaware                                     Applied For
(State of Incorporation)                      (I.R.S. Employer I.D. No.)

                       909 East Main Street, 7th Floor
                           c/o BB&T Capital Markets
                           Richmond, Virginia 23219
                                (804) 649-3952
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                         ----------------------------

           WILLIAM E. HARDY                                       Copy to:
     909 East Main Street, 7th Floor                        EDWARD L. DOUMA, ESQ.
          c/o BB&T Capital Markets                          NICOLE C. DANIEL, ESQ.
          Richmond, Virginia 23219                            Hunton & Williams
              (804) 649-3952                             Riverfront Plaza, East Tower
          (804) 649-0990 (telecopy)                          951 East Byrd Street
(Name, address, including zip code and telephone        Richmond, Virginia  23219-4074
number, including area code, of agent for service)             (804) 788-8200
                                                         (804) 788-8218 (telecopy)

                            -----------------------
             Approximate date of commencement of proposed sale to
           the public: From time to time after the effective date of
                         this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

                            -----------------------

                        CALCULATION OF REGISTRATION FEE

====================================================================================================================
                                                                Proposed           Proposed
                                                                 Maximum           Maximum
          Title of Securities               Amount to be     Offering Price       Aggregate           Amount of
            Being Registered              Registered(1)(2)   Per Unit(1)(2)        Offering         Registration
                                                                                 Price(1)(2)           Fee(3)
--------------------------------------------------------------------------------------------------------------------
           Trust Certificates                $50,000,000          100%           $50,000,000           $13,200
====================================================================================================================

     (1) Estimated solely for calculating the registration fee pursuant to Rule 457(a).
     (2) Also registered are secondary market sales of trust certificates that may be effected by BB&T Capital Markets (a subsidiary of Scott & Stringfellow), an affiliate of the Registrant.
     (3) $13,200 was previously paid with the initial filing on May 9, 2000.

                       --------------------------------

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+The information in the prospectus supplement is not complete and may be       +
+changed. The depositor may not sell these securities unless we deliver a final+ +prospectus supplement and prospectus to you. This prospectus supplement and + +the accompanying prospectus is not an offer to sell these securities and it is+ +not soliciting an offer to buy these securities in any state where the offer +
+or sale is not permitted.                                                     +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++


Prospectus supplement to prospectus dated August __, 2000

                   NATIONAL FINANCIAL SECURITIES CORPORATION
                                   Depositor

                 FINANCIAL INCOME SECURITIES TRUST FCB/NC 2000-1
                                    Issuer

                            $[____________________]
                         $25.00 per Trust Certificate

                                  relating to

               FCB/NC Capital Trust I, 8.05% Capital Securities

                                  The Trust--
----------------------                .        will own the 8.05% Capital
                                               Securities issued by FCB/NC
Consider carefully the                         Capital Trust I and all future
factors beginning on                           payments of interest and a single
risk page __ in the                            payment of principal due on the
prospectus and page S-                         security, as described in this
__ of this prospectus                          prospectus supplement; and
supplement.                           .        will issue a single class of
                                               trust certificates, which will
The certificates will                          represent interests in the trust
represent obligations                          and will be paid only from trust
of the trust only and                          assets.
will not represent
interests in or                   The Certificates--
obligations of any                    .        will represent your right to
other party. Neither                           receive semi-annual interest
the certificates nor                           payments on the principal amount
the underlying                                 of your trust certificate at an
securities are                                 interest rate of 8.05% per
deposits or other                              annum; and
obligations of a bank,                .        will also represent your right to
nor are they insured                           receive your pro rata amount of a
by the FDIC or any                              single payment of principal of
other government agency                        $_]000,000 due on March [_] as
and are not guaranteed                         described in this prospectus
by any person.                                 supplement.


This prospectus
supplement may be used            The Offering--
to offer and sell the                                     Per Trust
trust certificates only                                   Certificate     Total
if accompanied by the                                     -----------     -----
prospectus.
                                      .   Public Price...........$_____  $_____
----------------------                .   Underwriting Discount..$_____  $_____
                                      .   Proceeds to Trust......$_____  $_____



     Neither the Securities and Exchange Commission nor any state securities commission has approved these trust certificates or determined that this Prospectus Supplement is accurate or complete. Any representation to the contrary is a criminal offense.

BB&T CAPITAL MARKETS                              DAVENPORT & COMPANY LLC
(a division of Scott & Stringfellow)

         The date of this prospectus supplement is _________ __, 2000.

                               Table of Contents

                                                                  Page
                                                                  ----
                 Prospectus Supplement

Information About the Trust Certificates......................     iii
Summary.......................................................     S-1
Risk Factors..................................................     S-5
The Trust Certificates........................................     S-6
      General.................................................     S-6
      DTC Book Entry Only System..............................     S-8
      Distributions...........................................     S-8
      Termination of the Trust................................     S-9
      Default on Underlying Securities........................    S-10
      Option to Extend........................................    S-11
      Optional Liquidation of the Obligor.....................    S-12
      Liquidation Distribution by the Obligor.................    S-12
      The Guarantee of First Citizens BancShares, Inc.........    S-12
      Ranking of the Junior Subordinated Debentures...........    S-13
Description of Trust Agreement................................    S-13
      General.................................................    S-13
      Establishment of the Trust..............................    S-13
      The Trustee.............................................    S-13
      Duties of the Trustee...................................    S-14
      Indemnification.........................................    S-14
      Resignation and Removal of the Trustee..................    S-14
      Office for Registration of Transfer and Exchange........    S-15
      Law Governing the Trust.................................    S-15
Underwriting..................................................    S-15
Legal Matters.................................................    S-16
Ratings.......................................................    S-17
Material Federal Income Tax Consequences......................    S-17
ERISA Considerations..........................................    S-18
      General.................................................    S-18
      Availability of Publicly-Offered Security Exception.....    S-18
      Ineligible Purchasers...................................    S-20
      Review by Plan Fiduciaries..............................    S-20
Description of Underlying Securities..........................     A-1
      General.................................................     A-1
      Available Information...................................     A-1
      Terms Of Underlying Securities..........................     A-1


                                                                  Page
                                                                  ----

                      Prospectus

Prospectus....................................................     iii
Prospectus Summary............................................       1
Risk Factors..................................................       4
Description of Trust Agreement................................       6
      General.................................................       6
      Establishment of the Trust..............................       6
      Accounts................................................       6
      Distributions...........................................       6
      Financial Guaranty Insurance Policy.....................       7
      Amendment...............................................       7
      Termination of Trust Agreement..........................       8
      List of Certificateholders..............................       8
      The Trustee.............................................       8
      Duties of the Trustee...................................       8
      Reports to Certificateholders...........................       9
      Securityholder Communications...........................      10
      Voting Rights...........................................      10
      Indemnification of the Trustee..........................      11
      Resignation and Removal of the Trustee..................      11
      Office For Registration of Transfer and Exchange........      12
      Law Governing the Trust.................................      12
The Underlying Securities.....................................      12
The Obligors  ................................................      13
      Suspension of Exchange Act Reporting by Obligor.........      13
Use of Proceeds...............................................      14
The Depositor.................................................      14
The Trust Certificates........................................      14
      General.................................................      14
      Distributions of Interest and Principal Amount..........      15
      Book-Entry Registration.................................      15
      Definitive Certificates.................................      17
      Defaults and Remedies...................................      18
      Issuance and Delivery...................................      19
Material Federal Income Tax Consequences......................      19
      Classification of The Trust.............................      20
      Taxation of Certificateholders..........................      20
      Additional Tax Considerations...........................      24
      State And Other Tax Considerations......................      26
ERISA Considerations..........................................      27
          General.............................................      27
          Plan Assets.........................................      28
          Prohibited Transactions.............................      29
          Ineligible Purchasers...............................      31
Plan of Distribution..........................................      32
Legal Opinions................................................      32
Available Information.........................................      32
Incorporation of Certain Documents By Reference...............      33
Reports to Certificateholders.................................      33

                   Information About the Trust Certificates

         We provide information to you about the trust certificates in two separate documents that progressively provide more detail: first, the accompanying prospectus, which provides general information, and second this prospectus supplement, which describes the specific terms of your series of trust certificates, and which enhances the disclosure found in the prospectus. You are urged to read both the prospectus and this prospectus supplement, including Appendix A, in full to obtain material information concerning the trust certificates.

         We include cross-references in this prospectus supplement and the prospectus to captions in these materials where you can find further related discussions. The Table of Contents in this prospectus supplement and the prospectus identify the pages where these sections are located.

         The depositor has filed with the Securities and Exchange Commission a registration statement of which this prospectus supplement and the accompanying prospectus form a part under the Securities Act of 1933, as amended, with respect to the trust certificates. This prospectus supplement and the accompanying prospectus do not contain all of the information contained in the registration statement. For further information regarding the documents referred to in this prospectus supplement and the prospectus, you should refer to the registration statement and the exhibits. The registration statement and the exhibits to the registration statement can be inspected and copied at prescribed rates at the public reference facilities maintained by the SEC at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330), and at its Regional Offices located at: Chicago Regional Office, Citicorp Center, 500 West Madison Street, Chicago, Illinois 60661; and New York Regional Office, Seven World Trade Center, New York, New York 10048. Copies of these materials can also be obtained electronically through the SEC's Internet Web Site, http://www.sec.gov.

         You should rely only on the information contained in this prospectus supplement or the prospectus. Neither the depositor nor the underwriter has authorized any other person to provide you with different information. Neither the depositor nor the underwriter is making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

         The issuer will not list the trust certificates on any trading exchange.

                                    Summary

         This summary highlights information from this prospectus supplement. It does not contain all of the information you need to consider in making your investment decision. To understand all of the terms of the offering of the trust certificates, you should read carefully this prospectus supplement, including Appendix A, and the accompanying prospectus in full.

Establishment of the Trust

National Financial Securities Corporation, the depositor, is establishing the trust, which is named Financial Income Securities Trust FCB/NC 2000-1 . The depositor's address is 909 East Main Street, 7th Floor, Richmond, Virginia 23219, and its telephone number is (804) 649-3952. The assets of the trust will consist of $[__________] in principal amount of the 8.05% Capital Securities, due March 1, 2028 issued by FCB/NC Capital Trust I, and payments of principal and interest made on the underlying securities as discussed in more detail under "The Trust Certificates--General."

Trustee and Trust Agreement

Wells Fargo Bank Minnesota, National Association will act as trustee pursuant to a series trust agreement. You may inspect the trust agreement at the office of the trustee at Sixth and Marquette, Minneapolis, MN 55479.

Offered Securities

The trust will issue the Financial Income Securities Trust certificates in a single class. As a holder of trust certificates, you will have the right to receive from the trust semi-annual payments of interest on the principal amount of your trust certificates accruing from ___ __, 2000 at a rate of 8.05% per annum on each distribution date. The distribution dates will be the business day following March [1] and September [1], commencing in September, 2000, until the principal amount of your trust certificate is paid in full. In addition, you will have the right to receive the pro rata share for your trust certificates of a single payment of principal of $[__],000,000. You will be expected to receive your pro rata share of the principal payment on the business day following March [1], 2028, which is the stated maturity date, or on an earlier date on which the trust redeems your trust certificates as described in "The Trust Certificates-- Termination of the Trust."

Underlying Securities

FCB/NC Capital Trust I 8.05% Capital Securities.

See "Appendix A" for the material terms of the underlying securities.

This prospectus supplement, including Appendix A, provides you with all material information regarding the underlying securities. However, this prospectus supplement does not provide you with all information which may be contained in First Citizens BancShares' filings with respect to the underlying securities or the obligor, any risk factors relating to the underlying security or obligor, or any legal, financial or other rights or obligations arising under or related to the underlying securities.

See "The Obligors" in the prospectus and "Appendix A--Description of Underlying Securities--Available Information" in this prospectus supplement.

Parent Company of the Obligor

First Citizens BancShares, Inc., a Delaware corporation, owns 100% of FCB/NC Capital Trust I, a Delaware business trust. First Citizens BancShares principal executive offices are located at 3128 Smoketree Court, Raleigh, North Carolina 27604, and its telephone number is (919) 716-7000.

Denominations

Each trust certificate will have a principal amount of $25.

Registration, Clearance and Settlement

Your trust certificates will be registered in the name of Cede & Co., as the nominee of The Depository Trust Company. You will not receive a physical certificate representing your interest, except in limited circumstances described in the accompanying prospectus when trust certificates in fully registered, certificated form are issued.

See "The Trust Certificates--Definitive Certificates" in the prospectus.

Ratings

The trust certificates will not be issued unless Moody's Investors Services, Inc. has assigned a rating of at least "Baa3" to the trust certificates. A securities rating is not a recommendation to buy, sell or hold securities, does not address the possibility that you may experience a lower yield in the event of an early termination, and may be subject to revision or withdrawal at any time by the assigning rating agency. While the ratings of your trust certificates are separate and distinct from the ratings on the underlying securities, we expect that the separate ratings given to your trust certificates will at all times match the ratings of the underlying securities. The rating of your trust certificates generally is based on the credit quality of the underlying securities, and will represent only an assessment of the likelihood of receipt by you of principal and interest payments. As of the date of this prospectus supplement, the underlying securities were rated "Baa3" by Moody's and "BB+" by S&P.

See "Ratings" in this prospectus supplement and "Prospectus Summary--Rating of the Certificates" in the prospectus.

Termination of the Trust

The trust will be terminated upon the redemption of the underlying securities by the obligor.

The obligor may redeem the underlying securities:

 .   in whole but not in part upon payment of the junior subordinated debentures issued by First Citizens BancShares, Inc., which secure payment on the underlying securities;

 .   in whole but not in part at the same time as an optional redemption by First
    Citizens BancShares of the junior subordinated debentures within 90 days following the occurrence of and during the continuation of

    .  an adverse tax consequence affecting the obligor,

    .  an event causing the obligor to be deemed to be an investment company, or

    . an event that causes First Citizens BancShares to receive less favorable regulatory capital treatment concerning the underlying securities,

with each event being subject to regulatory approval; or

 .   on or after March 1, 2008, in whole or in part from time to time at the percentage redemption prices stated on page A-3 of Appendix A.

The proceeds of a redemption will be allocated as follows: certificateholders will receive the par value of their trust certificates together with accrued interest to the redemption date, and the depositor will retain the excess, if any, of any redemption price above the par value of the trust certificates.

See "The Trust Certificates--Termination of the Trust."

The obligor, however, is not required to redeem the underlying securities. Therefore, there can be no assurance that the trust will repurchase your trust certificates prior to the stated maturity date. Should the trust redeem your trust certificates prior to the stated maturity date, the trustee will notify you by mail at least 15 days before the redemption date.

The trust is also terminable at the option of the depositor in whole, but not in part,

 .  after the failure of the underlying security issuer to make the required
   Exchange Act reports after the distribution of physical certificates as described in the prospectus under the heading "The Obligors--Suspension of Exchange Act Reporting by Obligor."

Material Federal Income Tax Consequences

In Hunton & Williams' opinion under existing law:

 . The trust will be a grantor trust and not a partnership or an association taxable as a corporation.

 .  The trust will not be subject to federal income tax.

 . Your trust certificates will represent undivided beneficial ownership interests in the underlying securities.

 . You will be required to include in your gross income your pro rata share of your interest on any income received or accrued on the underlying securities, whether or not cash is actually distributed to you.

See "Material Federal Income Tax Consequences" in this prospectus supplement and in the prospectus for additional information concerning the application of federal income tax laws.

ERISA Considerations

The trust certificates are eligible for purchase by employee benefit plans subject to ERISA, or plans subject to Section 4975 of the Internal Revenue Code of 1986. Any employee benefit plan or plan contemplating the purchase of trust certificates should consider consultation with its counsel before making a purchase. The fiduciary of an employee benefit plan or plan and its legal advisors should consider whether the trust certificates will satisfy all of the requirements of the "publicly-offered securities exception" and the possible application of other "prohibited transaction exemptions."

See "ERISA Considerations" in this prospectus supplement and in the prospectus.

Risk Factors

There are risks involved in your investment in the trust certificates. These risks include, but are not limited to, the fact that your only source of payment is the underlying securities, the absence of an established trading market for your trust certificates and that your investment yield may be lower than anticipated if the underlying securities are redeemed early. You should carefully review each of the risk factors outlined in this prospectus supplement and the prospectus.

See "Risk Factors" in this prospectus supplement and the prospectus.

                                 Risk Factors

     Before making an investment decision, you should carefully consider the following risks in addition to the risks outlined in the prospectus, which we believe describe the principal factors that make an investment in the trust certificates speculative or risky.

You may look only to the obligor       The payments made by the obligor on the
for payment                            underlying securities are the only
                                       source of payment on your trust
                                       certificates. The obligor is subject to
                                       laws permitting bankruptcy, moratorium,
                                       reorganization or other actions. Should
                                       the obligor experience financial
                                       difficulties, this could result in delays in payment, partial payment or non-payment of your trust certificates.

                                       See "The Trust Certificates--Default on
                                       Underlying Securities" in this prospectus supplement.

The extension of interest payments     The distribution of interest on the
on the underlying securities will      underlying securities will be deferred if
result in no distribution of           First Citizens BancShares defers
interest on the trust certificates     payments of interest on the junior
                                       subordinated debentures. First Citizens
                                       BancShares may defer interest for up to
                                       10 consecutive 6 months periods, or 5
                                       years. No interest will be distributed on the trust certificates during the period interest is being deferred on the underlying securities. You will be entitled to receive any amount of accrued and unpaid interest that has been deferred on your trust certificates only after resumption of interest distributions on the underlying securities. Any delay in the distribution of interest to you will result in a reduced yield on your investment. In addition, if an extension period occurs, you will accrue interest income in the form of original issue discount for federal income tax purposes in the amount of your pro rata share of the underlying securities. As a result, you would be required to include these amounts in your gross income for federal income tax purposes before your receipt of cash.
                                       Also, you would not receive the cash
                                       related to this income if you dispose of your trust certificates prior to the record date for payment of the corresponding distribution.

                                       See "The Trust  Certificates--Option to
                                       Extend" in this prospectus
                                       supplement.

The absence of an established          No application for listing the
trading market for your securities     certificates has been made or is
may reduce their value                 contemplated. Neither the depositor nor
                                       the underwriter are obligated to
                                       establish or maintain a secondary or
                                       trading market for your certificates. A
                                       secondary market for the offered trust
                                       certificates may not develop or, if it
                                       does develop, it may not provide you with liquidity of investment or continue while your trust certificates are outstanding.
                                       Limited liquidity could result in a
                                       substantial decrease in the market value of your certificates.

                                       See "Risk Factors--Your investment could suffer from limited liquidity" in the accompanying prospectus.

A downgrade of the credit rating       The credit rating assigned to your
of the underlying securities will      securities will equal the credit rating
reduce the value of your               assigned to the underlying securities.
investment                             Accordingly, any reduction in the rating
                                       of the underlying securities is likely to result in a reduction in the rating of your securities. Any reduction of this nature will reduce the value of your securities, and may be caused by circumstances beyond your control.

                                       See "Summary--Ratings" in this prospectus supplement.

                            The Trust Certificates

     The following sets forth all the material terms of the trust certificates.

General

     The trust certificates relate to $[__],000,000 aggregate principal amount of 8.05% Capital Securities issued by FCB/NC Capital Trust I. The capital securities were initially issued in September 1998 in the aggregate principal amount of $150,000,000. The underlying securities provide for semi-annual interest payments due on March 1 and September 1 of each year and for a single payment of principal of $150,000,000 payable on March 1, 2028 or upon earlier redemption. The underlying securities, in turn, are secured by junior subordinated debentures issued by First Citizens BancShares, Inc.

     The trust certificates are issued in a single class with a principal amount of $[__],000,000. Each trust certificate evidences the right to receive periodic interest payments on its principal amount accruing from ____, 2000 at a rate of 8.05% per annum on each business day following March [1] and September [1], commencing in September, 2000, until the principal amount of the trust certificate is paid on the stated maturity date, or upon the earlier redemption of the trust certificate. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The trust certificates evidence ownership in the aggregate of all of the interest payments, and of the principal payment, due on the underlying securities. In addition, the trust certificates are entitled to a portion of the redemption premium, if any, payable by the obligor upon a redemption of the underlying securities by the obligor. However, no certificateholder will have the right to directly acquire the underlying securities. See "--Termination of the Trust" in this prospectus supplement.

     [The underlying securities were transferred to the trust exclusive of the right to receive interest on the underlying securities accrued from _______ __, 2000 until, but excluding, _______ [15], 2000. Therefore, the interest payment that purchasers of trust certificates are scheduled to receive on the interest payment date on ______ __, 2000 will not include the retained amount and the retained amount will be distributed to the depositor or its designee.]

     The scheduled interest and principal payments on the trust certificates are payable solely from payments of principal and interest on the underlying securities made by the obligor. If payments are not made on the underlying securities, the certificateholders will not be paid and will suffer losses. You should avail yourself of the same information concerning the obligor and First Citizens BancShares, Inc. as you would if you were purchasing the underlying securities. See "The Obligors" in the prospectus and "Appendix A-Description of Underlying Securities-Available Information" in this prospectus supplement. Appendix A is an integral part of this prospectus supplement, and should be considered in conjunction with the other information in this prospectus supplement.

     Under the trust agreement, the underlying securities will be held by the trustee for the benefit of the certificateholders as book-entry credits to an account of the trustee at DTC. The obligor is not a party to the trust agreement. Each certificateholder, by its acceptance of a trust certificate, agrees to be bound by the terms and conditions of the trust agreement. Copies of the trust agreement are available upon written request from the depositor.

     You will not be entitled to enforce any rights directly against the obligor concerning the underlying securities. Rather, your rights regarding the underlying securities may only be enforced through the trustee.

     The trust certificates will be delivered in registered form. Each trust certificate will have a principal amount of $25. The trust certificates are being offered initially in book entry form only through DTC, and purchasers will not receive physical certificates representing their ownership of trust certificates, other than as a result of a termination of the book-entry registration in connection with termination of periodic reporting by the underlying securities Issuer. See "The Obligors--Suspension of Exchange Act reporting by Obligor" in the prospectus.

     The trust certificates offered hereby are different from, and not exchangeable for, any other series of trust certificates or any other receipt or certificate evidencing ownership of future interest or principal payments due on obligor obligations, and are subject to the terms and conditions of the trust agreement.

     Neither the trustee nor the depositor will be responsible for the payments due on the trust certificates, except that the trustee will be required to apply all payments received in respect of the underlying securities, exclusive of the retained amount, to the trust certificates to which they relate without making any deduction, other than any applicable tax or other governmental charge.

DTC Book Entry Only System

     The depositor will deliver trust certificates to investors in book-entry form only through the facilities of DTC, against payment in same day funds. Delivery will be made to investors at the offices of the underwriter or to an office specified by the investor of an entity that is a participant or indirect participant - as defined in the prospectus. See "The Trust Certificates--Book-Entry Registration" in the prospectus.

Distributions

     Available Distribution Amount

     The available distribution amount for a distribution date will include semi-annual payments of principal and interest collected on the underlying securities during the collection period, and unscheduled payments received with respect to the underlying securities, including proceeds of redemptions of the underlying securities.

     Distributions

     Distributions will be made on each distribution date to holders of record on the preceding record date. Distributions on your trust certificates will be allocated among all trust certificates in proportion to their percentage interests.

     Interest

     On each distribution date, you will be entitled to receive, to the extent of the available distribution amount, interest accrued on your trust certificates during the related interest accrual period at the then-applicable interest rate on the principal balance of your trust certificates. Interest accrual period shall mean, with respect to each distribution date, the 6 month period preceding the month in which the distribution date occurs, unless interest payments on the underlying securities have been extended by the actions of First Citizens BancShares. See "-- Option to Extend" in this prospectus supplement. If payments of interest on the underlying securities are extended, the interest accrual period shall mean the total number of 6 month periods since the last distribution of interest on the trust certificates. The interest rate for your trust certificates will be the per annum rates set forth on the cover page of this prospectus supplement.

     Principal

     The principal distribution amount for any distribution date will equal the sum of the following amounts:

     . all scheduled principal payments made on the underlying securities during the collection period, and

     . the principal amount or liquidation amount of each underlying security that was liquidated, redeemed or otherwise paid in full during the collection period, except that any redemption amounts which exceed the par value of the trust certificates will not be distributed to the certificateholders and will be retained by the depositor.

     For any distribution date, the principal distribution amount for your trust certificates may not exceed its outstanding principal balance.

     Priority of Distributions

     On each distribution date the available distribution amount will be distributed in the following amounts and in the following order of priority:

     . first, the interest distribution amount for that distribution date, if any, pro rata among the trust certificates based on their respective outstanding principal amounts;

     . second, the principal distribution amount for that distribution date, if any, pro rata among the trust certificates based on their respective outstanding principal amounts; and

     .  finally, any remainder to the depositor.

Termination of the Trust

     The trust certificates are required to be redeemed upon the redemption of the underlying securities.

     The underlying securities as originally issued are redeemable

     . in whole but not in part upon payment of the junior subordinated debentures;

     . in whole but not in part at the same time as an optional redemption by First Citizens BancShares of the junior subordinated debentures within 90 days following occurrence and during continuation of:

        .  an adverse tax consequence affecting the obligor,

        . an event causing the obligor to be deemed to be an investment company, or

        . an event that causes First Citizens BancShares to receive less favorable regulatory capital treatment concerning the underlying securities,

        with each event being subject to regulatory approval; or

          . on or after March 1, 2008, in whole or in part from time to time at the percentage redemption prices stated on page A-3 of Appendix A.

     Upon a redemption of the trust certificates due to the redemption of the underlying securities, certificateholders will receive the par value of their trust certificates, together with any accrued interest to the redemption date. Any amounts received by the depositor upon an optional redemption that are in excess of the par value of the trust certificates will be retained by the depositor.

     Subject to receipt by the trustee of actual notice of redemption from the obligor, the principal amount of trust certificates corresponding to the principal amount of underlying securities to be redeemed will be called for redemption. Notice of any call will be given by the trustee to the registered certificateholders not less than 30 days prior to the redemption date by mail to each registered certificateholder at the registered certificateholder's last address on the register maintained by the trustee; however, the trustee will not be required to give any notice of redemption prior to the third business day after the date it receives notice of a redemption.

     The trust is also terminable at the option of the depositor and certificateholders will be required to redeem their trust certificates

     . after the failure of the obligor to make the required Exchange Act reports after the distribution of physical certificates as described in the prospectus under the heading "The Obligors--Suspension of Exchange Act Reporting by Obligor." Any redemption shall be at a redemption price of $25 per trust certificate, plus accrued and unpaid interest.

     On or after the redemption date, interest will cease to accrue on the trust certificates or on any portion of the trust certificates called for redemption.

Default on Underlying Securities

     Interest and principal payments on the underlying securities are payable solely by the obligor. The obligor is subject to laws permitting bankruptcy, liquidation, moratorium, reorganization or other actions which, in the event of financial difficulties of the obligor, could result in delays in payment, partial payment or non-payment of the trust certificates relating to the underlying security.

     If the obligor defaults on the payment of interest or principal on the underlying security, the trustee will promptly give notice to DTC or, for any trust certificates which are not then held by DTC or any other depository, directly to the registered holders. The notice will provide:

     .  the date and nature of any default,

     .  the principal amount of the interest or principal in default,

     .  the trust certificates affected by the default, and

     .  any other information which the trustee deems appropriate.

     If there is a payment default on the underlying securities, the trustee is required to proceed against the obligor to enforce the underlying securities or otherwise to protect the interests of the certificateholders. This action is subject to the receipt of indemnity in form and substance satisfactory to the trustee. Holders of trust certificates representing a majority of the voting rights on the trust certificates will be entitled to direct the trustee in the proceeding, subject to the trustee's receipt of satisfactory indemnity.

     If the trustee receives money or other property in respect of the underlying securities, other than a scheduled interest payment on or with respect to an interest payment date, as a result of a payment default on the underlying securities, or actual notice that any moneys or other property will be received, the trustee will promptly give notice as provided in the trust agreement to DTC, or for any trust certificates which are not then held by DTC or any other depository, directly to the registered holders of the trust certificates then outstanding and unpaid. The notice will state that, not later than 5 days after the receipt of the moneys or other property, the trustee will allocate and distribute the moneys or other property to the holders of trust certificates then outstanding and unpaid, pro rata by principal amount. Property other than cash will be liquidated by the trustee, and the proceeds distributed in cash, only to the extent necessary to avoid distribution of fractional securities to certificateholders. Any amounts received by the trustee in excess of principal and accrued unpaid interest on the trust certificates will be distributed to the depositor. No amounts will be distributed to the depositor in respect of the underlying securities unless and until principal and accrued interest on the trust certificates has been paid in full.

Option to Extend

     First Citizens BancShares may defer payments of interest on the junior subordinated debentures for extension periods, each not exceeding 10 consecutive semi-annual periods. However, no extension period may extend beyond the maturity date of the junior subordinated debentures or end on a date other than a distribution date. If First Citizens BancShares extends the interest payment period on the junior subordinated debentures, distributions on the underlying securities, and, in turn, on your trust certificate, also would be extended. During this period your trust certificates would continue to accrue interest to the extent permitted by law. In addition, if First Citizens BancShares extends the interest payment period on the junior subordinated debentures, during the extension period, First Citizens BancShares is not permitted to:

     .    declare or pay any dividend on its capital stock;

     .    make any distributions on its capital stock;

     . redeem, purchase, acquire or make a liquidation payment on any of its capital stock or rights to acquire its capital stock;

     . make any guarantee payments, other than payments on the guarantee of the junior subordinated debentures; or

     . make any payment of interest on or principal of - or premium on -or repay, repurchase or redeem, any debt securities issued by it that rank pari passu with or junior to the junior subordinated debentures.

Upon the termination of any extension period and the payment of all amounts then due, First Citizens BancShares is eligible to begin a new extension period. If an extension period occurs, you will accrue interest income in the form of original issue discount for federal income tax purposes in the amount of your pro rata share of the underlying securities. As a result, you would be required to include these amounts in your gross income for federal income tax purposes before your receipt of cash. In addition, you would not receive the cash related to this income if you dispose of your trust certificates prior to the record date for payment of the corresponding distribution.

Optional Liquidation of the Obligor

     First Citizens BancShares, as the equity owner of the obligor, has the right to dissolve the obligor. This is likely to happen upon the occurrence of:

     .    an adverse tax consequence regarding the obligor;

     . an event that may cause First Citizens BancShares' not to be able to treat the total liquidation amount of the underlying securities to be Tier 1 Capital; or

     . an event that is likely to cause the obligor to be deemed to be an investment company.

     Upon an optional liquidation of the obligor, after satisfaction of liabilities to the obligor's creditors, First Citizens BancShares must cause the junior subordinated debentures to be distributed to the holders of the underlying securities on a pro rata basis in accordance with their liquidation amounts. In turn, because your trust certificates represent ownership of the underlying securities, an amount of junior subordinated debentures equal to the entire amount of trust certificates issued would be distributed to the trust.

Liquidation Distribution by the Obligor

     In the event of a liquidation, dissolution or winding-up of the obligor, after satisfaction of liabilities to its creditors, holders of the underlying securities, including the trust, will be entitled to receive a liquidation distribution equal to the full principal amount of the underlying securities, plus accrued and unpaid interest, unless junior subordinated debentures are distributed to holders of the underlying securities. If a liquidation distribution can be paid only in part because the obligor has insufficient assets available to pay in full the aggregate liquidation distribution, then the amounts payable directly by the obligor on the underlying securities will be paid on a pro rata basis.

The Guarantee of First Citizens BancShares, Inc.

     The payment of distributions by the obligor, liquidation payments by the obligor, and redemption payments of the underlying securities are guaranteed by First Citizens BancShares. This guarantee covers payments of distributions and other payments on the underlying securities only if and to the extent that the obligor has funds available. These funds will not be available unless First Citizens BancShares has made payments on the junior subordinated debentures. This guarantee, when taken together with First Citizens BancShares' obligations under the junior subordinated debentures, the underlying trust agreement and the junior subordinated indenture, provides a full and unconditional guarantee on a subordinated basis by First Citizens BancShares of amounts due on the underlying securities.

Ranking of the Junior Subordinated Debentures

     The junior subordinated debentures are unsecured, subordinate and junior in right of payment to more senior indebtedness of the First Citizens BancShares. The guarantee is an unsecured obligation of First Citizens BancShares and ranks subordinate and junior in right of payment to more senior indebtedness of First Citizens BancShares. First Citizens BancShares' obligations under the guarantee and the junior subordinated debentures are also effectively subordinate to claims of creditors of First Citizens BancShares' subsidiaries.

                        Description of Trust Agreement

     The following sets forth all the material terms of the trust agreement.

General

     The trust certificates will be issued pursuant to a trust agreement. The parties to the trust agreement are the depositor and the trustee. See "Description of Trust Agreement" in the accompanying prospectus.

Establishment of the Trust

     With respect to each series of trust certificates, the depositor will establish a trust by depositing the trust property in the trust, without recourse. After the issuance date with respect to each trust, the trust will not purchase or otherwise acquire any additional securities and will not dispose of or create any lien on its asset, other than upon termination of the trust. The trust property will consist of the underlying securities, all moneys due or received to the underlying securities, certain accounts and proceeds of the accounts, in each case as described in the prospectus supplement. The trust certificates will evidence ownership interest in the related trust property.

The Trustee

     Wells Fargo Bank Minnesota, National Association, a national banking association, wholly owned subsidiary of Wells Fargo and Company will serve as trustee. Any notices to the trustee relating to the trust certificates or the Indenture should be sent to:

     Wells Fargo Bank Minnesota, N.A.
     Sixth and Marquette
     MAC # N9311-161
     Minneapolis, MN 55479
     Attention: Corporate Trust Services - Asset Backed Securities Division Phone:612-667-8058

     Fax: 612-667-3464


Duties of the Trustee

     The trustee will make no representations as to the validity or sufficiency of the related trust agreement, the trust certificates or any underlying security. The trustee will be required to perform only those duties specifically required under the trust agreement. However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it pursuant to the trust agreement, the trustee will be required to examine such documents and to determine whether they conform to the requirements of the trust agreement.

Indemnification

     The trustee will be entitled to indemnification, from amounts held in the related asset proceeds account, for any loss, liability or expense incurred by the trustee in connection with the trustee's acceptance or administration of its trusts under the trust agreement. This indemnification will not extend to any loss, liability or expense that constitutes a specific liability imposed on the trustee pursuant to the trust agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence on the part of the trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the trustee made therein. The fees and normal disbursements of any trustee will be the expense of the depositor.

Resignation and Removal of the Trustee

     The trustee will be permitted at any time to resign from its obligations and duties under the trust agreement by giving written notice to the depositor. Upon receiving notice of resignation, the depositor, or [another person], will be required to use its best efforts promptly to appoint a successor trustee. If no successor trustee has accepted an appointment within [____________] after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction to appoint a successor trustee.

     If at any time the trustee ceases to be eligible to continue under the trust agreement, or if at any time the trustee becomes incapable of acting, or if certain events of, or proceedings in respect of, bankruptcy or insolvency occur with respect to the trustee, the depositor will be authorized to remove the trustee and appoint a successor trustee. In addition, holders of the trust certificates entitled to at least 51% of the voting rights for the series may at any time, with or without cause, remove the trustee and appoint a successor trustee.

     Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of appointment by the successor trustee.

Office for Registration of Transfer and Exchange

     The designated office of the trustee for the registration of transfer or exchange of trust certificates is [____________________________________]. Under
the DTC Book Entry Only System, transfers and exchange of certificates will be accomplished as described under "The Trust Certificates--DTC Book Entry Only System" in this prospectus supplement.

     Any holder presenting trust certificates for surrender or registration of transfer or exchange may be required to pay any applicable service charge of the trustee and a sum sufficient for reimbursement of any tax or governmental charge, to file a proof of residence, or other matters or information, to execute the certificates and to make representations and warranties and assurances, including a signature guaranty, as the trustee may reasonably deem necessary or proper. The trustee may withhold the delivery or delay the surrender of a registration of transfer or exchange of any trust certificates until the payment is made and proof or other information is filed, the certificates are executed or the representations and warranties are made.

Law Governing the Trust

     The Trust will be governed by, and construed in accordance with, the laws of the State of New York.

                                 Underwriting

     Subject to the terms and conditions set forth in the underwriting agreement between BB&T Capital Markets (a division of Scott & Stringfellow, Inc.), Davenport & Company LLC and the trust, the trust will sell the trust certificates to the underwriters, and the underwriters have agreed to purchase from the trust all of the trust certificates if any trust certificates are purchased.

     The trust has been advised by the underwriters that they propose initially to offer the trust certificates to the public at the public offering price set forth on the cover page of this prospectus supplement, and to dealers at the price less a concession not in excess of $.__ per trust certificate. The underwriters may allow and the dealers may reallow a concession not in excess of $.__. After the initial public offering, the public offering price and the concessions may be changed.

     The trust certificates are a new issue of securities with no established trading market. The depositor has not made any application to list the trust certificates on any trading exchange. The underwriters have told the depositor that it presently intends to make a market in the trust certificates, but it is not obligated to do so. Any market making by the underwriters may be discontinued at any time at the sole discretion of the underwriters. No assurance can be given as to whether a trading market for the trust certificates will develop or as to the liquidity of any trading market.

     The trust certificates are expected to trade flat. This means that any accrued and unpaid interest on the trust certificates will be reflected in the trading price and purchasers will not pay and sellers will not receive any accrued and unpaid interest on the trust certificates not included in the trading price.

     Until the distribution of the trust certificates is completed, rules of the SEC may limit the ability of the underwriters to bid for and purchase the trust certificates. As an exception to these rules, the underwriters are permitted to engage in transactions that stabilize the price of the trust certificates. Possible transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the trust certificates.

     In connection with the offering, the underwriters may make short sales of the trust certificates and may purchase the trust certificates on the open market to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. The underwriters may also impose a penalty bid on selling group members. This means that if the underwriters purchase trust certificates in the open market to reduce a short position or to stabilize the price of the trust certificates, they may reclaim the amount of the selling concession from the selling group members who sold those trust certificates as part of the offering.

     Similar to other purchase transactions, the underwriters' purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of the trust certificates or preventing or retarding a decline in the market price for the trust certificates. As a result, the price of the trust certificates may be higher than the price that might otherwise exist on the open market. The imposition of a penalty bid might also have an effect on the price of a trust certificate to the extent that it were to discourage resales of the trust certificates.

     Neither the depositor nor the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above might have on the price of the trust certificates. In addition, neither the depositor nor the underwriters make any representation that the underwriter will engage in these transactions. These transactions, once commenced, may be discontinued without notice.

     The depositor has agreed to indemnify the underwriters against specified liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments that the underwriters may be required to make.

     The entire net proceeds received by the trust from the sale of the trust certificates will be used to acquire the underlying securities from the depositor, which will use the proceeds to acquire the underlying securities from the underwriters. Thus, neither the trust nor the depositor is expected to receive any net cash proceeds from the sale of the trust certificates.

     The expenses of the depositor in connection with the issuance of the trust certificates are estimated to be approximately $____________. The depositor and one of the underwriters, BB&T Capital Markets, are each subsidiaries of BB&T Corp.

                                 Legal Matters

     Legal matters relating to the offering and sale of the trust certificates and their federal income tax aspects will be passed upon by Hunton & Williams, Richmond, Virginia.

                                    Ratings

     It is a condition to issuance that the trust certificates have ratings assigned by Moody's of at least "Baa3". The rating given to the trust certificates will be based primarily upon the credit rating of the related underlying securities and the legal structure of the transaction, including the limitation that payments in respect of the trust certificates are subject to receipt by the trustee of payments on the underlying securities. As of the date of this prospectus supplement, the underlying securities were rated "Baa3" by Moody's and "BB+" by S&P.

     There is no assurance that the rating will remain in effect for any given period of time or that it will not be revised downward or withdrawn entirely by the rating agency, if in the judgment of the rating agency, circumstances so warrant. Securities ratings address the likelihood that the purchasers of trust certificates will receive all payments required under the trust agreement.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning entity. The depositor has not requested a rating of the trust certificates from any rating agency other than Moody's. However, there can be no assurance as to whether any other rating agency will rate the trust certificates, or if one does, what rating would be assigned by that rating agency.

                   Material Federal Income Tax Consequences

     The following is a summary of the principal United States federal income tax consequences of the purchase, ownership and disposition of the trust certificates. The statements of law and legal conclusions set forth in this summary regarding the tax consequences to the beneficial owners of the trust certificates represent the legal opinion of Hunton & Williams, Richmond, Virginia, counsel to the company and the trust. This summary is based upon the Internal Revenue Code of 1986, as amended, Treasury Regulations, Internal Revenue Service rulings and pronouncements and judicial decisions now in effect, all of which are subject to change at any time. Hunton & Williams is of the opinion that, for federal income tax purposes, the trust will be treated as a grantor trust under subpart E of Part I of subchapter J of the Internal Revenue Code and not as a partnership or an association taxable as a corporation, and that, accordingly, the trust will not be subject to federal income tax. In Hunton & Williams' opinion, the trust certificates will represent undivided beneficial ownership interests in the interest and principal payments on the underlying securities. As a result, each certificateholder will be treated as owning an undivided interest in the underlying securities. Accordingly, in Hunton & Williams' opinion, each certificateholder will be required to include in its gross income its pro rata share of the interest, including any original issue discount, and any other income received or accrued on the underlying securities, whether or not cash is actually distributed to the certificateholder. [The trust certificates will be treated as Unstripped Certificates for federal income tax purposes. See "Material Federal Income Tax Consequences--Taxation of Certificateholders--Interest, Discount and Premium-- Unstripped Certificates" in the prospectus.] To the extent that the allocable purchase price paid by a certificateholder for its interest in the underlying securities differs from the certificateholder's interest in the underlying securities' principal balance, the trust certificates will be treated as acquired with amortizable premium or market discount, as appropriate. A purchaser of a trust certificate with market discount generally will be required to treat any gain on the sale, redemption or other disposition of all or part of the trust certificate as ordinary income to the extent of accrued, but not previously taxable, market discount. A certificateholder who acquires a trust certificate with market discount may be required to defer some interest deductions attributable to any indebtedness incurred or continued to purchase or carry the trust certificate. A purchaser of trust certificates at a premium over the stated principal amount of the purchaser's pro rata share of the underlying securities, plus accrued interest, generally may elect to amortize the premium under a constant yield method as an offset to interest income on the underlying securities.

                             ERISA Considerations

General

     As more fully described in the accompanying prospectus, Section 406 of ERISA and Section 4975 of the Internal Revenue Code prohibit employee benefit plans, as defined in and subject to ERISA, and plans, as defined in and subject to Section 4975 of the Internal Revenue Code, from engaging in transactions involving plan assets with persons that are parties in interest under ERISA or disqualified persons under the Internal Revenue Code with respect to the plan. A violation of these prohibited transaction rules may generate excise tax and other liabilities under ERISA and the Internal Revenue Code for these persons. For example, a prohibited transaction would arise, unless an exemption were applicable, if the underwriter were a party in interest or disqualified person with respect to a plan that acquired trust certificates from the underwriter. Accordingly, trust certificates may not be purchased from an underwriter with plan assets of a plan if the underwriter is a party in interest or a disqualified person with respect to the plan, unless one of the prohibited transaction class exemptions described below or another exemption is available.

     Moreover, additional prohibited transactions could arise if the assets of the trust were deemed to constitute plan assets of any plan that owned trust certificates. The Department of Labor has issued a final regulation, the "DOL Regulation", concerning the definition of what constitutes the plan assets of a plan. Under the DOL Regulation the assets and properties of certain corporations, partnerships and other entities in which a plan acquires an equity interest could be deemed to be plan assets of each plan unless one of the exceptions under the DOL Regulation is applicable.

Availability of Publicly-Offered Security Exception

     The DOL Regulation contains an exception, the publicly-offered securities exception, that provides generally that if a plan acquires an equity interest in another entity and that equity interest constitutes a publicly-offered security, then the assets of the entity are not deemed to be plan assets of the plan as a result of the acquisition. A publicly-offered security is a security that is freely transferable, part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another and either is part of a class of securities registered under Section 12(b) or Section 12(g) of the Exchange Act or sold to the plans as part of an offering of securities to the public pursuant to an effective registration statement under the

Securities Act, and the class of securities of which the security is a part is registered under the Exchange Act within 120 days, or later as may be allowed by the SEC, after the end of the fiscal year of the issuer during which the offering of the securities to the public occurred.

     It is anticipated that the trust certificates will meet the criteria of the publicly-offered securities exception. First, the trust certificates are being sold as part of a public offering under an effective registration statement under the Securities Act, and will be timely registered under the Exchange Act. Second, it appears that the trust certificates are freely transferable because the minimum investment is not more than $25, and the trust certificates generally may be transferred or exchanged upon payment of a service charge of the trustee and a sum sufficient for reimbursement of tax or governmental charges and the making of representations and warranties. As described in the accompanying prospectus, the DOL Regulation provides that if a security is part of an offering in which the minimum investment is $10,000 or less, then a requirement that reasonable transfer or administrative fees be paid, or that advance written notice, including representations as to compliance with the requirements of the DOL Regulation or the entity's governing instruments, be provided to the entity that issued the security, will not prevent a finding that the security is freely transferable. Third, the underwriter expects, although no assurance can be given, that at the conclusion of the offering, the trust certificates will be owned by at least 100 investors who are independent of the trust and each other. Therefore, it is anticipated that the underlying assets of the trust should not be deemed to constitute plan assets of any plan which purchases trust certificates by reason of such purchase.

     If the trust certificates fail to meet the criteria of the publicly-offered securities exception so that the trust's assets are deemed to be plan assets of plans that are owners of trust certificates, transactions involving the trust and parties in interest or disqualified persons with respect to the plans might be prohibited under Section 406 of ERISA and Section 4975 of the Internal Revenue Code unless a prohibited transaction exemption is applicable. There are several class exemptions issued by the DOL that might apply in this event, including:

     .    DOL Prohibited Transaction Class Exemption 84-14, Class Exemption for
Certain Transactions Determined by a Qualified Professional Asset Manager,

     .    90-1, Class Exemption for Transactions Involving Insurance Company
Pooled Separate Accounts

     .    91-38, Class Exemption for Certain Transactions Involving Bank
Collective Investment Funds,

     .    95-60, Class Exemption for Transactions Involving Insurance Company
General Accounts, and

     .    96-23, Class Exemption for Certain Transactions Determined by an In-
house Asset Manager.

     There is no assurance that these exemptions, even if all of the conditions specified therein are satisfied, will apply to all transactions involving the trust's assets.

Ineligible Purchasers

     Regardless of whether the publicly-offered security exception or the class exemptions described above apply, trust certificates generally may not be purchased with plan assets of a plan if the underwriter, the depositor, the obligor, the trustee or any of their respective affiliates either:

     . has investment discretion with respect to the investment of the plan's assets;

     . has authority or responsibility to give or regularly gives investment advice with respect to the plan assets for a fee and under an agreement or understanding that the advice will serve as a primary basis for investment decisions with respect to the plan assets and that the advice will be based on the particular need of the plan; or

     .    is an employer maintaining or contributing to the plan.

Review by Plan Fiduciaries

     Due to the complexity of these rules and the penalties imposed upon persons involved in prohibited transactions, it is especially important that any plan fiduciary who proposes to cause a plan to purchase trust certificates should consider consultation with its own counsel with respect to the potential consequences under ERISA and the Internal Revenue Code of the plan's acquisition and ownership of trust certificates. Assets of a plan should not be invested in the trust certificates unless it is clear that the assets of the trust will not be plan assets of the plan or unless it is clear that a prohibited transaction class exemption will apply and exempt all potential prohibited transactions.

                                                                      APPENDIX A

                     Description of Underlying Securities

General

     This Appendix A is an integral part of the prospectus supplement and should be considered in conjunction with the information in both the prospectus supplement and the prospectus. This Appendix A contains all of the material information regarding the terms of the underlying securities.

Available Information


     The obligor's parent company, First Citizens BancShares, Inc., is subject to the information requirements of the Exchange Act and files reports and other required information with the SEC. The reports, proxy and information statements and other information filed with the SEC by First Citizens BancShares can be inspected and copied at prescribed rates at the public reference facilities maintained by the SEC at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located at: Chicago Regional Office, Citicorp Center, 500 West Madison Street, Chicago, Illinois 6066; and New York Regional Office, Seven World Trade Center, New York, New York 10048. Copies of these materials can also be obtained electronically through the SEC's Internet Web Site, http://www.sec.gov. [Information about First Citizens BancShares, Inc. is also available at their web site, http://www._________.] The obligor makes no separate filings with t he SEC.

Terms Of Underlying Securities


Obligor:                           FCB/NC Capital Trust I

Underlying Securities:             8.05% Capital Securities

Dated:                             September 23, 1998

Stated Maturity Date:              March 1, 2028

Original Par Value Amount Issued:  $150,000,000

CUSIP Number:                      [________]

Stated Interest Rate:              8.05% per annum

Interest Payment Dates:            March 1 and September 1

Redemption of Underlying
Securities:                             The underlying securities as originally
                                        issued are redeemable

                                        .    in whole but not in part at the
                                             upon payment of the junior
                                             subordinated debentures;

                                        .    in whole but not in part at the
                                             same time as an optional redemption
                                             by First Citizens BancShares of the
                                             junior subordinated debentures
                                             within 90 days following occurrence
                                             and during continuation of:

                                             .    an adverse tax consequence
                                                  affecting the obligor,

                                             .    an event causing the obligor
                                                  to be deemed to be an
                                                  investment company, or

                                             .    an event that causes First
                                                  Citizens BancShares to receive
                                                  less favorable regulatory
                                                  capital treatment concerning
                                                  the underlying securities,

                                             with each event being subject to
                                             regulatory approval; or

                                             .    on or after March 1, 2008, in
                                                  whole or in part from time to
                                                  time at the percentage
                                                  redemption prices stated on
                                                  page A-3 of Appendix A.


                                        The redemption prices per trust
                                        certificate expressed in U.S. dollars
                                        during the 12-month period beginning
                                        March 1 of each year are as follows:

                                        YEAR                PRICE (%)
                                        ----                ---------
                                        2008
                                        2009
                                        2010
                                        2011
                                        2012
                                        2013
                                        2014
                                        2015
                                        2016
                                        2017

                                        and 100% on or after March 1, 2018,
                                        together, in each case, with accrued
                                        interest to the redemption date.

Mode of Payment of Underlying           By credit to the account of the holder
                                        at DTC

Securities:

Par Value Amount of Underlying      $[__],000,000
Securities Deposited Under Trust
Agreement:


     The underlying securities will be held by the trustee for the benefit of the certificateholders, as book-entry credits to an account of the trustee at DTC

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
The information in the prospectus supplement is not complete and may be changed. The depositor may not sell these securities unless we deliver a final prospectus supplement and prospectus to you. This prospectus supplement and the accompanying prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++


Prospectus supplement to prospectus dated August __, 2000

                   NATIONAL FINANCIAL SECURITIES CORPORATION
                                   Depositor

                FINANCIAL INCOME SECURITIES TRUST ____ 2000-___
                                    Issuer

                            $[--------------------]
                         $25.00 per Trust Certificate
----------------------   [Callable on or after _____]
Consider carefully the
factors beginning on              relating to
page __in the risk
prospectus and page S-  [Name of Underlying Securities]
__ of this prospectus
supplement.                       The Trust--
                                      .        will own [name of underlying
The certificate will                           security] issued by [obligor] and
represent obligations                          all future payments of interest
of the trust only and                          and a single payment of principal
will not represent                             due on the security, as described
interests in or                                in this prospectus supplement;
obligations of any                             and
other party. Neither                  .        will issue a single class of
the certificates note                          trust certificates, which will
the underlying                                 represent interests in the trust
securities are                                 and will be paid only from trust
deposits or other                              assets.
obligations of a bank,
nor are they insured              The Certificates--
by the FDIC or any                    .        will represent your right to
other government agency                        receive [semi-annual] interest
and are not guaranteed                         payments on the principal amount
by any person.                                 of your trust certificate at an
                                               interest rate of ___% per annum;
This prospectus                                and
supplement may be used                .        will also represent your right to
to offer and sell the                          receive your pro rata amount of a
trust certificates only                         single payment of principal of
if accompanied by the                          $______  due on __________as
prospectus.                                    A described in this prospectus
                                               supplement.
----------------------

                                  The Offering--
                                                          Per Trust
                                                          Certificate      Total
                                                          -----------      -----

                                   .   Public Price...........$_______   $______
                                   .   Underwriting Discount..$_______   $______
                                   .   Proceeds to Trust......$_______   $______


     Neither the Securities and Exchange Commission nor any state securities commission has approved these trust certificates or determined that this Prospectus Supplement is accurate or complete. Any representation to the contrary is a criminal offense.

                             [NAME OF UNDERWRITER]

         The date of this prospectus supplement is _________ __, 20__.

                               Table of Contents


                                                               Page
                                                               ----
                          Prospectus Supplement

           Information About the Trust Certificates............   iii
           Summary.............................................   S-1
           Risk Factors........................................   S-4
           The Trust Certificates..............................   S-4
                 General.......................................   S-4
                 DTC Book Entry Only System....................   S-6
                 Distributions.................................   S-6
                 Termination of the Trust......................   S-7
                 Default on Underlying Securities..............   S-9
           Description of Trust Agreement......................  S-10
                 General.......................................  S-10
                 Establishment of the Trust....................  S-10
                 The Trustee...................................  S-10
                 Duties of the Trustee.........................  S-10
                 Indemnification...............................  S-10
                 Resignation and Removal of the Trustee........  S-11
                 Office for Registration of Transfer and
                     Exchange..................................  S-11
                 Law Governing the Trust.......................  S-11
           Underwriting........................................  S-12
           Legal Matters.......................................  S-13
           Ratings.............................................  S-13
           Material Federal Income Tax Consequences............  S-14
           ERISA Considerations................................  S-14
                 General.......................................  S-14
                 Ineligible Purchasers.........................  S-16
                 Review By Plan Fiduciaries....................  S-16
           Description of Underlying Securities................   A-1
                 General.......................................   A-1
                 Available Information.........................   A-1
                 Terms Of Underlying Securities................   A-1

                                 Prospectus

           Prospectus..........................................   iii
           Prospectus Summary..................................     1
           Risk Factors........................................     4
           Description of Trust Agreement......................     6
                 General.......................................     6
                 Establishment of the Trust....................     6
                 Accounts......................................     6
                 Distributions.................................     6
                 Financial Guaranty Insurance Policy...........     7
                 Amendment.....................................     7
                 Termination of Trust Agreement................     8
                 List of Certificateholders....................     8
                 The Trustee...................................     8
                 Duties of the Trustee.........................     8
                 Reports to Certificateholders.................     9
                 Securityholder Communications.................    10
                 Voting Rights.................................    10
                 Indemnification of the Trustee................    11
                 Resignation and Removal of the Trustee........    11
                 Office For Registration of Transfer and
                      Exchange.................................    12
                 Law Governing the Trust.......................    12
           The Underlying Securities...........................    12
           The Obligors  ......................................    13
                 Suspension of Exchange Act
                 Reporting by Obligor..........................    13
           Use of Proceeds.....................................    14
           The Depositor.......................................    14
           The Trust Certificates..............................    14
                 General.......................................    14
                 Distributions of Interest
                      and Principal Amount.....................    15
                 Book-Entry Registration.......................    15
                 Definitive Certificates.......................    17
                 Defaults and Remedies.........................    18
                 Issuance and Delivery.........................    19
           Material Federal Income Tax Consequences............    19
                 Classification of The Trust...................    20
                 Taxation of Certificateholders................    20
                 Additional Tax Considerations.................    24
                 State And Other Tax Considerations............    26
           ERISA Considerations................................    27
                      General..................................    27
                      Plan Assets..............................    28
                      Prohibited Transactions..................    29
                      Ineligible Purchasers....................    31
           Plan of Distribution................................    32
           Legal Opinions......................................    32
           Available Information...............................    32
           Incorporation of Certain Documents By Reference.....    33
           Reports to Certificateholders.......................    33

                   Information About the Trust Certificates

         We  provide  information  to you about the  trust  certificates  in two separate documents that progressively provide more detail: first, the accompanying prospectus, which provides general information, and second this prospectus supplement, which describes the specific terms of your series of trust certificates, and which enhances the disclosure found in the prospectus. You are urged to read both the prospectus and this prospectus supplement, including Appendix A, in full to obtain material information concerning the trust certificates.

         We include cross-references in this prospectus supplement and the prospectus to captions in these materials where you can find further related discussions. The Table of Contents in this prospectus supplement and the prospectus identify the pages where these sections are located.

         The depositor has filed with the Securities and Exchange Commission a registration statement of which this prospectus supplement and the accompanying prospectus form a part under the Securities Act of 1933, as amended, with respect to the trust certificates. This prospectus supplement and the accompanying prospectus do not contain all of the information contained in the registration statement. For further information regarding the documents referred to in this prospectus supplement and the prospectus, you should refer to the registration statement and the exhibits. The registration statement and the exhibits to the registration statement can be inspected and copied at prescribed rates at the public reference facilities maintained by the SEC at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330), and at its Regional Offices located at: Chicago Regional Office, Citicorp Center, 500 West Madison Street, Chicago, Illinois 60661; and New York Regional Office, Seven World Trade Center, New York, New York 10048. Copies of these materials can also be obtained electronically through the SEC's Internet Web Site, http://www.sec.gov.

         You should rely only on the information contained in this prospectus supplement or the prospectus. Neither the depositor nor the underwriter has authorized any other person to provide you with different information. Neither the depositor nor the underwriter is making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.

         The issuer will not list the trust certificates on any trading exchange.

                                     Summary

         This summary highlights information from this prospectus supplement. It does not contain all of the information you need to consider in making your investment decision. To understand all of the terms of the offering of the trust certificates, you should read carefully this prospectus supplement, including Appendix A, and the accompanying prospectus in full.

Establishment of the Trust

National Financial Securities Corporation, the depositor, is establishing the trust, which is named Financial Income Securities Trust ____ 2000-_ . [address and telephone number of depositor.] The assets of the trust will consist of $________ _.__% due _____ underlying securities issued by _____________________, the obligor, and payments of principal and interest made by the obligor on the underlying securities as discussed in more detail under "The Trust Certificates --General."

Trustee And Trust Agreement

[Name of trustee] will act as trustee pursuant to a series trust agreement. You may inspect the trust agreement at the office of the trustee at [address and telephone number].

Offered Securities

The trust will issue the Financial Income Securities Trust certificates, callable on or after ____________, in a single class. As a holder of trust certificates, you will have the right to receive from the trust semi-annual payments of interest on the principal amount of your trust certificates accruing from _____ __, 2000 at a rate of _.__% per annum on each distribution date. The distribution dates will be ______ __ and ______ __, commencing on _______ __, 2000, until the principal amount of your trust certificates is paid in full as described below. In addition, you will have the right to receive the pro rata share for your trust certificates of a single payment of principal of $___,000,000. You will be expected to receive your pro rata share of the principal payment on the business day following ________ __, 20__, which is the stated maturity date, or on an earlier date on which the trust redeems your trust certificates as described in "The Trust Certificates--Termination of the Trust."

Underlying Securities

[Name of obligor] _.__% underlying securities due 20__.

See "Appendix A" for the material terms of the underlying securities.

This prospectus supplement, including Appendix A, provides you with all the material information regarding the underlying securities. However, this prospectus supplement does not provide you with all the information which may be contained in the issuer's filings with respect to the underlying securities or the obligor, any risk factors relating to the underlying security or issuer, or any legal, financial or other rights or obligations arising under or related to the underlying securities.

See "The Obligors" in the prospectus and "Appendix A--Description of Underlying Securities--Available Information" in this prospectus supplement.

Denominations

Each trust certificate will have a principal amount of $25.

Registration, Clearance And Settlement

Your trust certificates will be registered in the name of Cede & Co., as the nominee of The Depository Trust Company. You will not receive a physical certificate representing your interest, except in limited circumstances described in the accompanying prospectus when trust certificates in fully registered, certificated form are issued.

See "The Trust Certificates--Definitive Certificates" in the prospectus.

Ratings

It is a condition to issuance that the trust certificates have ratings assigned by ______________ [and _______________] of at least [Baa3][BBB-]. A securities rating is not a recommendation to buy, sell or hold securities, does not address the possibility that you may experience a lower yield in the event of an early termination, and may be subject to revision or withdrawal at any time by the assigning rating agency. While the ratings of your trust certificates are separate and distinct from the ratings on the underlying securities, we expect that the separate ratings given to your trust certificates will at all times match the ratings of the underlying securities. The rating of your trust certificates generally is based on the credit quality of the underlying securities, and will represent only an assessment of the likelihood of receipt by you of principal and interest payments. As of the date of this prospectus supplement, the underlying securities were rated "__" by ______ and "__" by
_____.

See "Ratings" in this prospectus supplement and "Prospectus Summary--Rating of the Certificates" in the prospectus.

[Credit Enhancement

A financial guaranty insurance policy from ___________________ will irrevocably and unconditionally guarantee to the trustee timely payment of interest and ultimate payment of principal on your trust certificates. This policy may not be canceled for any reason. The financial guaranty insurance does not guaranty any particular redemption date, nor does it provide funds to redeem your trust certificates.

See  "The  Trust   Certificates  --  Credit   Enhancement"  in  this  prospectus
supplement.]

Termination of the Trust

The trust is terminable at the option of the depositor in whole, but not in part,

 .    on or after [          ], and

 .    after the failure of the obligor to make the required  Exchange Act reports after the distribution of physical certificates as described in the prospectus under the heading "The Obligors--Suspension of Exchange Act Reporting by Obligor."

The trust will also be terminated upon the redemption of the underlying securities by the obligor.

The obligor may redeem the underlying securities on or after ________ __, 20__, in whole or in part from time to time at the percentage redemption prices stated on page A-2 of Appendix A. A portion of the proceeds of a redemption will be allocated pro rata among the certificateholders. The redemption prices per trust certificate are set forth under "The Trust Certificates--Termination of the Trust."

The amount, if any, by which the redemption price paid on the underlying securities exceeds their principal amount is the redemption premium. If the obligor pays a redemption premium on the underlying securities, you will receive the pro rata amount of a portion of the redemption premium corresponding to the principal amount of your trust certificates.

See "The Trust Certificates--Termination of the Trust."

The obligor, however, is not required to redeem the underlying securities. Therefore, there can be no assurance that the trust will repurchase your trust certificates prior to the stated maturity date. Should the trust redeem your trust certificates prior to the stated maturity date, the trustee will notify you by mail at least 15 days before the redemption date.

Material Federal Income Tax Consequences

In Hunton & Williams' opinion under the existing law:

 .    The trust  will be a grantor  trust and not a  partnership  or an association taxable as a corporation.

 .    The trust will not be subject to federal income tax.


 .    Your  trust certificates  will  represent  undivided   beneficial
     ownership interests in the underlying securities.

 .    You will be required to include in your gross income your pro rata share of your interest on any income received or accrued on the underlying securities, whether or not cash is actually distributed to you.

See "Material Federal Income Tax Consequences" in this prospectus supplement and in the prospectus for additional information concerning the application of federal income tax laws.

ERISA Considerations

[The trust certificates are eligible for purchase by ] [The trust certificates are not eligible for purchase by either ] an "employee benefit plan" subject to the Employee Retirement Income Security Act of 1974, as amended, or a "plan" subject to Section 4975 of the Internal Revenue Code of 1986. [Any employee benefit plan or plan contemplating the purchase of trust certificates should consider consultation with its counsel before making a purchase. The fiduciary of an employee benefit plan or plan and its legal advisors should consider whether the trust certificates will satisfy all of the requirements of the "publicly-offered securities exception" and the possible application of other "prohibited transaction exemptions."]

See "ERISA Considerations" in this prospectus supplement and in the prospectus.

Risk Factors

There are risks involved in your investment in the trust certificates. These risks include, but are not limited to, the fact that your only source of payment is the underlying securities and the absence of an established trading market for your trust certificates. You should carefully review each of the risk factors outlined in this prospectus supplement and the prospectus.

See "Risk Factors" in this prospectus supplement and the prospectus.

                                 Risk Factors

         Before making an investment decision, you should carefully consider the following risks in addition to the risks outlined in the prospectus, which we believe describe the principal factors that make an investment in the trust certificates speculative or risky.

You may look only to the obligor       The payments made by the obligor on the
for payment                            underlying securities are the only source
                                       of payment on your trust certificates.
                                       The obligor is subject to laws permitting bankruptcy, moratorium, reorganization or other actions. Should the obligor experience financial difficulties, this could result in delays in payment, partial payment or non-payment of your trust certificates.

                                       See "The Trust Certificates--Default on
                                       Underlying Securities" in this prospectus supplement.

The absence of an established          No application for listing the
trading market for your securities     certificates  has been made or is
may reduce their value                 contemplated. Neither the depositor nor
                                       the underwriter are obligated to
                                       establish or maintain a secondary or
                                       trading market for your certificates. A
                                       secondary market for the offered trust
                                       certificates may not develop or, if it
                                       does develop, it may not provide you with liquidity of investment or continue while your trust certificates are outstanding.
                                       Limited liquidity could result in a
                                       substantial decrease in the market value of your certificates.

                                       See "Risk Factors--Your investment could suffer from limited liquidity" in the accompanying prospectus.

A downgrade of the credit rating of    The separate  credit rating assigned to
the underlying securities will         your trust certificates will equal the
reduce the value of your investment    credit rating assigned to the underlying
                                       securities. Accordingly, any reduction in the rating of the underlying securities is likely to result in a reduction in the rating of your trust certificates. Any reduction of this nature will reduce the value of your trust certificates, and may be caused by circumstances beyond your control.

                                       See "Summary--Ratings" in this prospectus supplement.

                            The Trust Certificates

  The following sets forth all the material terms of the trust certificates.

General

         The trust certificates relate to $__,000,000 aggregate principal amount of _.__% [description of underlying securities] due 20__ of [name of obligor]. The capital securities were initially issued in __________________ in the aggregate principal amount of $____________. The underlying securities provide for [semi-annual] interest payments due on ________ __ and __________ __ of each year and for a single payment of principal of $__,000,000 payable on _________ __, 20__ (the "stated maturity date") or upon earlier redemption.

         The trust certificates are issued in a single class with a principal amount of $__,000,000. Each trust certificate evidences the right to receive periodic interest payments on its principal amount accruing from _______ __, 2000 at a rate of _.__% per annum on each business day following _______ __ and _______ __, commencing _______ __, 2000, until the principal amount of the trust certificate is paid on the stated maturity date, or upon the earlier redemption of the trust certificate. [Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.] The trust certificates evidence ownership in the aggregate of all of the interest payments, and of the principal payment, due on the underlying securities. In addition, the trust certificates are entitled to a portion of the redemption premium, if any, payable by the obligor upon a redemption of the underlying securities by the obligor. However, no certificateholder will have the right to directly acquire the underlying securities. See "--Termination of the Trust" in this prospectus supplement.

         [The underlying securities were transferred to the trust exclusive of the right to receive interest on the underlying securities accrued from _______ __, 2000 until, but excluding, _______ [15], 2000. Therefore, the interest payment that purchasers of trust certificates are scheduled to receive on the interest payment date on ______ __, 2000 will not include the retained amount and the retained amount will be distributed to the depositor or its designee.]

         The scheduled interest and principal payments on the trust certificates are payable solely from payments of principal and interest on the underlying securities made by the obligor. If payments are not made on the underlying securities, the certificateholders will not be paid and will suffer losses. You should avail yourself of the same information concerning the obligor as you would if you were purchasing the underlying securities. See "The Obligors" in the prospectus and "Appendix A-Description of Underlying Securities-Available Information" in this prospectus supplement. Appendix A is an integral part of this prospectus supplement, and should be considered in conjunction with the other information in this prospectus supplement. [Information with respect to the obligor is also available at the obligor's corporate website (http://www._______.com ).]

         Under the trust agreement, the underlying securities will be held by the trustee for the benefit of the certificateholders as book-entry credits to an account of the trustee at DTC. The obligor is not a party to the trust agreement. Each certificateholder, by its acceptance of a trust certificate, agrees to be bound by the terms and conditions of the trust agreement. Copies of the trust agreement are available upon written request from the depositor at [address].

         You will not be entitled to enforce any rights directly against the obligor concerning the underlying securities. Rather, any rights you have regarding the underlying securities may only be enforced through the trustee.

         The trust certificates will be delivered in registered form. Each trust certificate will have a principal amount of $__. The trust certificates are being offered initially in book entry form only through DTC, and purchasers will not receive physical certificates representing their ownership of trust certificates, other than as a result of a termination of the book-entry registration in connection with termination of periodic reporting by the underlying securities Issuer. See "The Obligors--Suspension of Exchange Act Reporting by the Obligor" in the prospectus.

         The trust certificates offered hereby are different from, and not exchangeable for, any other series of trust certificates or any other receipt or certificate evidencing ownership of future interest or principal payments due on obligor obligations, and are subject to the terms and conditions of the trust agreement.

         Neither the trustee nor the depositor will be responsible for the payments due on the trust certificates, except that the trustee will be required to apply all payments received in respect of the underlying securities, exclusive of the retained amount, to the trust certificates to which they relate without making any deduction, other than any applicable tax or other governmental charge.

DTC Book Entry Only System

         The depositor will deliver trust certificates to investors in book-entry form only through the facilities of DTC, against payment in same day funds. Delivery will be made to investors at the offices of the underwriter or to an office specified by the investor of an entity that is a participant or indirect participant - as defined in the prospectus. See "The Trust Certificates--Book-Entry Registration" in the prospectus.

Distributions

         Available Distribution Amount

         The available distribution amount for a distribution date will include [monthly] payments of principal and interest collected on the underlying securities during the collection period, and unscheduled payments received with respect to the underlying securities, including proceeds of redemptions of the underlying securities.

         Distributions

         Distributions will be made on each distribution date to holders of record on the preceding record date. Distributions on a your trust certificates will be allocated among all trust certificates in proportion to their percentage interests.

         Interest

         On each distribution date, you will be entitled to receive, to the extent of the available distribution amount, interest accrued on your trust certificates during the related interest accrual period at the then-applicable interest rate on the principal balance of your trust certificates. Interest accrual period shall mean, with respect to each distribution date, the calendar month preceding the month in which the distribution date occurs. The interest rate for your trust certificates will be the per annum rates set forth on the cover page of this prospectus supplement.

         Principal

         The principal distribution amount for any distribution date will equal the sum of the following amounts:

         . all scheduled principal payments made on the underlying securities during the collection period, and

         . the principal amount or liquidation amount of each underlying security that was liquidated, redeemed or otherwise paid in full during the collection period, except that any redemption amounts which exceed the par value of the trust certificates will not be distributed to the certificateholders and will be retained by the depositor.

         For any distribution date, the principal distribution amount for your trust certificates may not exceed its outstanding principal balance.

         Priority of Distributions

         On each distribution date the available distribution amount will be distributed in the following amounts and in the following order of priority:

         . [first, the interest distribution amount for that distribution, if any, date pro rata among the trust certificates based on their respective outstanding principal amounts;]

         . [second, the principal distribution amount for that distribution date, if any, pro rata among the trust certificates based on their respective outstanding principal amounts; and]

         .    [finally, any remainder to the depositor.]

 Termination of the Trust

         The  trust  is   terminable   at  the  option  of  the   depositor  and
certificateholders will be required to redeem their trust certificates

        . on or after [ ], in whole, but not in part, at [the termination price(s) set forth below.][a termination price of $[ ]].

                               [Termination Prices]
                          200[ ]                   $[    ]
                          200[ ]                   $[    ]
                          200[ ]                   $[    ]

         . after the failure of the obligor to make the required Exchange Act reports after the distribution of physical certificates as described in the prospectus under the heading "The Obligors - Suspension of Exchange Act Reporting by Obligor." Any redemption shall be at a redemption price of $25 per trust certificate, plus accrued and unpaid interest.

         The trust certificates are also required to be redeemed upon the redemption of the underlying securities.

         The underlying securities as originally issued are redeemable at any time on or after ______ __, 20__, in whole or in part from time to time, [on not less than 30 nor more than 90 days' notice,] at redemption prices expressed in percentages of the principal amount stated on page A-2 of Appendix A.

         The proceeds of the redemption will be distributed to the certificateholders pro rata. The redemption prices per trust certificate expressed in U.S. dollars during the 12-month period beginning ________ __ of each year are as follows:

         Year                                Price ($)
         ----                                ---------
         2003
         2004
         2005
         2006
         2007
         2008
         2009
         2010
         2011
         2012

and $__ on or after __________ __, 20__, together, in each case, with accrued interest to the redemption date.

         The amount, if any, by which the redemption price per trust certificate exceeds $__ is referred to as the redemption premium. The redemption price will not be less than the outstanding principal amount plus accrued and unpaid interest.

         The holder of a trust certificate which is redeemed will receive a payment equal to its pro rata share of the par value of the underlying securities to be redeemed, plus a portion of the redemption premium, if any.

         On or after the redemption date, interest will cease to accrue on the trust certificates or on any portion of the trust certificates called for redemption.

         Subject to receipt by the trustee of actual notice of redemption from the obligor, the principal amount of trust certificates corresponding to the principal amount of underlying securities to be redeemed will be called for redemption. Notice of any call will be given by the trustee to the registered certificateholders not less than ___ days prior to the redemption date by mail to each registered certificateholder at the registered certificateholder's last address on the register maintained by the trustee; however, the trustee shall not be required to give any notice of redemption prior to the third business day after the date it receives notice of a redemption.

Default on Underlying Securities

     Interest and principal payments on the underlying securities are payable solely by the obligor. The obligor is subject to laws permitting bankruptcy, liquidation, moratorium, reorganization or other actions which, in the event of financial difficulties of the obligor, could result in delays in payment, partial payment or non-payment of the trust certificates relating to an underlying security.

     If the obligor defaults on the payment of interest or principal on the underlying security, the trustee shall promptly give notice to DTC or, for any trust certificates which are not then held by DTC or any other depository, directly to the registered holders. The notice will provide:

     .    the identity of the issue of underlying securities,

     .    the date and nature of any default,

     .    the principal amount of the interest or principal in default,

     .    the trust certificates affected by the default, and

     .    any other information which the trustee may deem appropriate.


     If there is a payment default on the underlying securities, the trustee is required to proceed against the obligor to enforce the underlying securities or otherwise to protect the interests of the certificateholders, subject to the receipt of indemnity in form and substance satisfactory to the trustee. Holders of trust certificates representing a majority of the voting rights on the trust certificates will be entitled to direct the trustee in the proceeding, subject to the trustee's receipt of satisfactory indemnity.

     If the trustee receives money or other property in respect of the underlying securities, other than a scheduled interest payment on or with respect to an interest payment date, as a result of a payment default on the underlying securities, or actual notice that any moneys or other property will be received, the trustee will promptly give notice as provided in the trust agreement to DTC, or for any trust certificates which are not then held by DTC or any other depository, directly to the registered holders of the trust certificates then outstanding and unpaid. The notice will state that, not later than __ days after the receipt of the moneys or other property, the trustee will allocate and distribute the moneys or other property to the holders of trust certificates then outstanding and unpaid, pro rata by principal amount. Property other than cash will be liquidated by the trustee, and the proceeds distributed in cash, only to the extent necessary to avoid distribution of fractional securities to certificateholders. Any amounts received by the trustee in excess of principal and accrued unpaid interest on the trust certificates will be distributed to the depositor. [In-kind distribution of underlying securities to certificateholders will be deemed to reduce the principal amount of trust certificates on a dollar for dollar basis.] No amounts will be distributed to the depositor in respect of the underlying securities unless and until principal and accrued interest on the trust certificates has been paid [- or reduced by distributions in kind -] in full.

                        Description of Trust Agreement

     The following sets forth all the material terms of the trust agreement.

General

     The trust certificates will be issued pursuant to the trust agreement. The parties to the trust agreement are the depositor and the trustee. See "Description of Trust Agreement" in the accompanying prospectus.

Establishment of the Trust

     With respect to each series of trust certificates, the depositor will establish a trust establish a trust by depositing the trust property in the trust, without recourse. After the issuance date with respect to each trust, the trust will not purchase or otherwise acquire any additional securities and will not dispose of or create any lien on its asset, other than upon termination of the trust. The trust property will consist of the underlying securities, all moneys due or received to the underlying securities, certain accounts and proceeds of the accounts, in each case as described in the prospectus supplement. The trust certificates will evidence ownership interest in the related trust property.

The Trustee

     [__________________] will serve as the trustee.

Duties of the Trustee

     The trustee will make no representations as to the validity or sufficiency of the related trust agreement, the trust certificates or any underlying security. The trustee will be required to perform only those duties specifically required under the trust agreement. However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it pursuant to the trust agreement, the trustee will be required to examine such documents and to determine whether they conform to the requirements of the trust agreement.

Indemnification

     The trustee will be entitled to indemnification, from amounts held in the related asset proceeds account, for any loss, liability or expense incurred by the trustee in connection with the trustee's acceptance or administration of its trusts under the trust agreement. This indemnification will not extend to any loss, liability or expense that constitutes a specific liability imposed on the trustee pursuant to the trust agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence on the part of the trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the trustee made therein. The fees and normal disbursements of any trustee will be the expense of [the depositor].

Resignation and Removal of the Trustee

     The trustee will be permitted at any time to resign from its obligations and duties under the trust agreement by giving written notice to the depositor. Upon receiving notice of resignation, the depositor[, or such other person as may be specified], will be required to use its best efforts promptly to appoint a successor trustee. If no successor trustee has accepted an appointment within a specified period after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction to appoint a successor trustee.

     If at any time the trustee ceases to be eligible to continue under the trust agreement, or if at any time the trustee becomes incapable of acting, or if certain events of, or proceedings in respect of, bankruptcy or insolvency occur with respect to the trustee, the depositor will be authorized to remove the trustee and appoint a successor trustee. In addition, holders of the trust certificates entitled to at least 51% of the voting rights for the series may at any time, with or without cause, remove the trustee and appoint a successor trustee.

     Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of appointment by the successor trustee.

Office for Registration of Transfer and Exchange

     The designated office of the trustee for the registration of transfer or exchange of trust certificates is [__________________________]. Under the DTC Book Entry Only System, transfers and exchange of certificates will be accomplished as described under "The Trust Certificates--DTC Book Entry Only System" in this prospectus supplement.

     Any holder presenting trust certificates for surrender or registration of transfer or exchange may be required to pay any applicable service charge of the trustee and a sum sufficient for reimbursement of any tax or governmental charge, to file a proof of residence, or other matters or information, to execute the certificates and to make representations and warranties and assurances, including a signature guaranty, as the trustee may reasonably deem necessary or proper. The trustee may withhold the delivery or delay the surrender of a registration of transfer or exchange of any trust certificates until the payment is made and proof or other information is filed, the certificates are executed or the representations and warranties are made.

Law Governing the Trust

     The Trust will be governed by, and construed in accordance with, the laws of the State of New York.

                                 Underwriting

     Subject to the terms and conditions set forth in the underwriting agreement between [____________________] and the trust, the trust will sell the trust certificates to the underwriter, and the underwriter has agreed to purchase from the trust all of the trust certificates if any trust certificates are purchased.

     The trust has been advised by the underwriter that it proposes initially to offer the trust certificates to the public at the public offering price set forth on the cover page of this prospectus supplement, and to dealers at the price less a concession not in excess of $.__ per trust certificate. The underwriter may allow and the dealers may reallow a concession not in excess of $.__. After the initial public offering, the public offering price and the concessions may be changed.

     The trust certificates are a new issue of securities with no established trading market. The depositor has not made any application to list the trust certificates on any trading exchange. The underwriter has told the depositor that it presently intends to make a market in the trust certificates, but it is not obligated to do so. Any market making by the underwriter may be discontinued at any time at the sole discretion of the underwriter. No assurance can be given as to whether a trading market for the trust certificates will develop or as to the liquidity of any trading market.

     The trust certificates are expected to trade flat. This means that any accrued and unpaid interest on the trust certificates will be reflected in the trading price and purchasers will not pay and sellers will not receive any accrued and unpaid interest on the trust certificates not included in the trading price.

     Until the distribution of the trust certificates is completed, rules of the SEC may limit the ability of the underwriter to bid for and purchase the trust certificates. As an exception to these rules, the underwriter is permitted to engage in transactions that stabilize the price of the trust certificates. Possible transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the trust certificates.

     In connection with the offering, the underwriter may make short sales of the trust certificates and may purchase the trust certificates on the open market to cover positions created by short sales. Short sales involve the sale by the underwriter of a greater number of shares than they are required to purchase in the offering. The underwriter may also impose a penalty bid on selling group members. This means that if the underwriter purchases trust certificates in the open market to reduce its short position or to stabilize the price of the trust certificates, it may reclaim the amount of the selling concession from the selling group members who sold those trust certificates as part of the offering.


     Similar to other purchase transactions, the underwriters' purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of the trust certificates or preventing or retarding a decline in the market price for the trust certificates. As a result, the price of the trust certificates may be higher than the price that might otherwise exist on the open market. The imposition of a penalty bid might also have an effect on the price of a trust certificate to the extent that it were to discourage resales of the trust certificates.

     Neither the depositor nor the underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above might have on the price of the trust certificates. In addition, neither the depositor nor the underwriter makes any representation that the underwriter will engage in these transactions. These transactions, once commenced, may be discontinued without notice.

     The depositor has agreed to indemnify the underwriter against specified liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments that the underwriter may be required to make.

     The entire net proceeds received by the trust from the sale of the trust certificates will be used to acquire the underlying securities from the depositor, which will use the proceeds to acquire the underlying securities from the underwriter. Thus, neither the trust nor the depositor is expected to receive any net cash proceeds from the sale of the trust certificates.

     The expenses of the depositor in connection with the issuance of the trust certificates are estimated to be approximately $__________. The depositor and [the underwriter] are each subsidiaries of BB&T Corp.

                                 Legal Matters

     Legal matters relating to the offering and sale of the trust certificates and their federal income tax aspects will be passed upon by Hunton & Williams, Richmond, Virginia.

                                    Ratings

     It is a condition to issuance that the trust certificates have ratings assigned by __________ [and ________________] of at least [Baa-] [BBB-]. While the ratings of your trust certificates are separate and distinct from the ratings on the underlying securities, we expect that the ratings will at all time match the ratings of the underlying securities. The separate ratings given to the trust certificates will be based primarily upon the credit rating of the related underlying securities and the legal structure of the transaction, including the limitation that payments in respect of the trust certificates are subject to receipt by the trustee of payments on the underlying securities. As of the date of this prospectus supplement, the underlying securities were rated "__" by _______ and "__" by ____.

     There is no assurance that any rating will remain in effect for any given period of time or that it will not be revised downward or withdrawn entirely by the rating agency, if in the judgment of the rating agency, circumstances so warrant. Securities ratings address the likelihood that the purchasers of trust certificates will receive all payments required under the trust agreement.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning entity. The depositor has not requested a rating of the trust certificates from any rating agency other than ___________ [and ____________]. However, there can be no assurance as to whether any other rating agency will rate the trust certificates, or if one does, what rating would be assigned by that rating agency.

                   Material Federal Income Tax Consequences


     The following is a summary of the principal United States federal income tax consequences of the purchase, ownership and disposition of the trust certificates. The statements of law and legal conclusions set forth in this summary regarding the tax consequences to the beneficial owners of the trust certificates represent the legal opinion of Hunton & Williams, Richmond, Virginia, counsel to the company and the trust. This summary is based upon the Internal Revenue Code of 1986, as amended, Treasury Regulations, Internal Revenue Service rulings and pronouncements and judicial decisions now in effect, all of which are subject to change at any time. Hunton & Williams is of the opinion that for federal income tax purposes, the trust will be treated as a grantor trust under subpart E of Part I of subchapter J of the Internal Revenue Code and not as a partnership or an association taxable as a corporation, and that, accordingly, the trust will not be subject to federal income tax. In Hunton & Williams' opinion, the trust certificates will represent undivided beneficial ownership interests in the interest and principal payments on the underlying securities. As a result, each certificateholder will be treated as owning an undivided interest in the underlying securities. Accordingly, in Hunton & Williams' opinion, each certificateholder will be required to include in its gross income its pro rata share of the interest, including any original issue discount, and any other income received or accrued on the underlying securities, whether or not cash is actually distributed to the certificateholder. [The trust certificates will be treated as Unstripped Certificates for federal income tax purposes. See "Material Federal Income Tax Consequences--Taxation of Certificateholders--Interest, Discount and Premium-- Unstripped Certificates" in the prospectus.] To the extent that the allocable purchase price paid by a certificateholder for its interest in the underlying securities differs from the certificateholder's interest in the underlying securities' principal balance, the trust certificates will be treated as acquired with amortizable premium or market discount, as appropriate. A purchaser of a trust certificate with market discount generally will be required to treat any gain on the sale, redemption or other disposition of all or part of the trust certificate as ordinary income to the extent of accrued, but not previously taxable, market discount. A certificateholder who acquires a trust certificate with market discount may be required to defer some interest deductions attributable to any indebtedness incurred or continued to purchase or carry the trust certificate. A purchaser of trust certificates at a premium over the stated principal amount of the purchaser's pro rata share of the underlying securities, plus accrued interest, generally may elect to amortize the premium under a constant yield method as an offset to interest income on the underlying securities.

                             ERISA Considerations

General

     As more fully described in the accompanying prospectus, Section 406 of ERISA and Section 4975 of the Internal Revenue Code prohibit employee benefit plans, as defined in and subject to ERISA, and plans, as defined in and subject to Section 4975 of the Internal Revenue

Code, from engaging in transactions involving plan assets with persons that are parties in interest under ERISA or disqualified persons under the Internal Revenue Code with respect to the plan. A violation of these prohibited transaction rules may generate excise tax and other liabilities under ERISA and the Internal Revenue Code for these persons. For example, a prohibited transaction would arise, unless an exemption were applicable, if the underwriter were a party in interest or disqualified person with respect to a plan that acquired trust certificates from the underwriter. Accordingly, trust certificates may not be purchased from an underwriter with plan assets of a plan if the underwriter is a party in interest or a disqualified person with respect to the plan, unless one of the prohibited transaction class exemptions described below or another exemption is available.

     Moreover, additional prohibited transactions could arise if the assets of the trust were deemed to constitute plan assets of any plan that owned trust certificates. The Department of Labor has issued a final regulation, the "DOL Regulation", concerning the definition of what constitutes the plan assets of a plan. Under the DOL Regulation the assets and properties of certain corporations, partnerships and other entities in which a plan acquires an equity interest could be deemed to be plan assets of each plan unless one of the exceptions under the DOL Regulation is applicable.

     The DOL Regulation contains an exception, the publicly-offered securities exception, that provides generally that if a plan acquires an equity interest in another entity and that equity interest constitutes a publicly-offered security, then the assets of the entity are not deemed to be plan assets of the plan as a result of the acquisition. A publicly-offered security is a security that is freely transferable, part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another and either is part of a class of securities registered under Section 12(b) or Section 12(g) of the Exchange Act or sold to the plans as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act, and the class of securities of which the security is a part is registered under the Exchange Act within 120 days, or later as may be allowed by the SEC, after the end of the fiscal year of the issuer during which the offering of the securities to the public occurred.

     It is anticipated that the trust certificates will meet the criteria of the publicly-offered securities exception. First, the trust certificates are being sold as part of a public offering under an effective registration statement under the Securities Act, and will be timely registered under the Exchange Act. Second, it appears that the trust certificates are freely transferable because the minimum investment is not more than $25, and the trust certificates generally may be transferred or exchanged upon payment of a service charge of the trustee and a sum sufficient for reimbursement of tax or governmental charges and the making of representations and warranties. As described in the accompanying prospectus, the DOL Regulation provides that if a security is part of an offering in which the minimum investment is $10,000 or less, then a requirement that reasonable transfer or administrative fees be paid, or that advance written notice, including representations as to compliance with the requirements of the DOL Regulation or the entity's governing instruments, be provided to the entity that issued the security, will not prevent a finding that the security is freely transferable. Third, the underwriter expects, although no assurance can be given, that at the conclusion of the offering, the trust certificates will be owned by at least 100 investors who are independent of the trust and each other. Therefore, it is anticipated that the underlying assets of the trust should not be deemed to constitute plan assets of any plan which purchases trust certificates by reason of such purchase.

     If the trust certificates fail to meet the criteria of the publicly-offered securities exception so that the trust's assets are deemed to be plan assets of plans that are owners of trust certificates, transactions involving the trust and parties in interest or disqualified persons with respect to the plans might be prohibited under Section 406 of ERISA and Section 4975 of the Internal Revenue Code unless a prohibited transaction exemption is applicable. There are several class exemptions issued by the DOL that might apply in this event, including:

     . DOL Prohibited Transaction Class Exemption 84-14, Class Exemption for Certain Transactions Determined by a Qualified Professional Asset Manager,

     . 90-1, Class Exemption for Transactions Involving Insurance Company Pooled Separate Accounts

     . 91-38, Class Exemption for Certain Transactions Involving Bank Collective Investment Funds,

     . 95-60, Class Exemption for Transactions Involving Insurance Company General Accounts, and

     . 96-23, Class Exemption for Certain Transactions Determined by an In-house Asset Manager.

     There is no assurance that these exemptions, even if all of the conditions specified therein are satisfied, will apply to all transactions involving the trust's assets.

Ineligible Purchasers


     Regardless of whether the publicly-offered security exception or the class exemptions described above apply, trust certificates generally may not be purchased with plan assets of a plan if the underwriter, the depositor, the obligor, the trustee or any of their respective affiliates either:

     . has investment discretion with respect to the investment of the plan's assets;

     . has authority or responsibility to give or regularly gives investment advice with respect to the plan assets for a fee and under an agreement or understanding that the advice will serve as a primary basis for investment decisions with respect to the plan assets and that the advice will be based on the particular need of the plan; or

     .    is an employer maintaining or contributing to the plan.

Review By Plan Fiduciaries

     Due to the complexity of these rules and the penalties imposed upon persons involved in prohibited transactions, it is especially important that any plan fiduciary who proposes to cause a plan to purchase trust certificates should consider consultation with its own counsel with respect to the potential consequences under ERISA and the Internal Revenue Code of the plan's acquisition and ownership of trust certificates. Assets of a plan should not be invested in the trust certificates unless it is clear that the assets of the trust will not be plan assets of the plan or unless it is clear that a prohibited transaction class exemption will apply and exempt all potential prohibited transactions.

                                                                      APPENDIX A

                     Description of Underlying Securities

General

     This Appendix A is an integral part of the prospectus supplement and should be considered in conjunction with the information in both the prospectus supplement and the prospectus. This Appendix A contains all of the material information regarding the terms of the underlying securities.

Available Information

     The obligor is subject to the information requirements of the Exchange Act and files reports and other required information with the SEC. The reports, proxy and information statements and other information filed by the obligor with the SEC can be inspected and copied at prescribed rates at the public reference facilities maintained by the SEC at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located at:
Chicago Regional Office, Citicorp Center, 500 West Madison Street, Chicago, Illinois 6066; and New York Regional Office, Seven World Trade Center, New York, New York 10048. Copies of these materials can also be obtained electronically through the SEC's Internet Web Site, http://www.sec.gov. [Information about the obligor is also available at the obligor's website, http://www._______.com.]

Terms Of Underlying Securities

Obligor:

Underlying Securities:

Dated:

Stated Maturity Date:

Original Par Value Amount Issued:

CUSIP Number:

Stated Interest Rate:               ___%

Interest Payment Dates:

Redemption of Underlying Securities:

                                               A-1
                                               YEAR                  PRICE (%)
                                               ----                  ---------
                                              [2003
                                               2004
                                               2005
                                               2006
                                               2007
                                               2008
                                               2009
                                               2010
                                               2011
                                               2012
                                               and 100% on or after
                                               __________________, together, in
                                               each case, with accrued interest
                                               to the redemption date.]

Mode of Payment of Underlying Securities:      By credit to the account of the
                                               holder at DTC

Par Value Amount of Underlying Securities      $______________
Deposited Under Trust Agreement:

     The underlying securities will be held by the trustee for the benefit of the certificateholders, as book-entry credits to an account of the trustee at DTC.

Prospectus

                   National Financial Securities Corporation
                                   Depositor

                Financial Income Securities Trust Certificates
                              Issuable in Series

------------------------------------
Consider carefully the risk             Your trust certificates
factors in the prospectus
supplement.                              .   will evidence an ownership interest in or be secured by the property of your trust and will be paid only from your trust's assets,
Your trust certificates
will represent obligations of your       .   will be rated in one of the four highest rating categories by at least one
trust only and will not represent            nationally recognized rating organization, and
interests in or obligations of
National Financial Securities            .   will be issued as part of a designated series.
Corporation or any of its
affiliates.  Unless expressly            Your trust will include
provided in the accompanying
prospectus supplement, your              .   bonds, notes, debentures, trust preferred securities, capital securities,
securities are not insured or                or other similar debt obligations issued by a single obligor identified in
guaranteed by any person.                    the prospectus supplement,

These securities are not deposits        .   which were originally issued under an effective registration statement
or other obligations of a bank and           under the Securities Act, and
are not insured by the FDIC or any
other government agency.                 .   whose issuer is a reporting company under the Exchange Act.

This prospectus may be used to offer     Investors
and sell any series of securities
only if accompanied by the               .   will receive interest and principal payments from collections on their
prospectus supplement for that               trust's assets but have no entitlement to payments from other assets of
series.                                      National Financial Securities Corporation.
------------------------------------

Neither the SEC nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.


                 Subject to completion, dated August ___, 2000

             Important Notice About Information Presented in this
             Prospectus and the Accompanying Prospectus Supplement

     We provide information to you about your investment in two separate documents that progressively provide more detail: this prospectus, which provides general information, some of which may not apply to your series of securities and the accompanying prospectus supplement, which will describe the specific terms of your series of securities, including:

     .    the timing of interest and principal payments,
     .    information about the specific assets of your trust,
     .    the ratings for each class, and
     .    the method for selling your securities.

     You should rely only on the information provided in this prospectus and the accompanying prospectus supplement, including the information incorporated by reference. We have not authorized anyone to provide you with different information. Your securities are not offered in any state where the offer is not permitted.

     We have included cross-references in this prospectus and in the accompanying prospectus supplement to captions in these materials where you can find further related discussions. The table of contents included in the accompanying prospectus supplement provides the pages on which these captions are located.

                               Table Of Contents

                                                            Page
                                                            ----

                            Prospectus

Prospectus.................................................. iii
Prospectus Summary..........................................   1
Risk Factors................................................   4
Description of Trust Agreement..............................   6
      General...............................................   6
      Establishment of the Trust............................   6
      Accounts..............................................   6
      Distributions.........................................   6
      Financial Guaranty Insurance Policy...................   7
      Amendment.............................................   7
      Termination of Trust Agreement........................   8
      List of Certificateholders............................   8
      The Trustee...........................................   8
      Duties of the Trustee.................................   8
      Reports to Certificateholders.........................   9
      Securityholder Communications.........................  10
      Voting Rights.........................................  10
      Indemnification of the Trustee........................  11
      Resignation and Removal of the Trustee................  11
      Office for Registration of Transfer
          and Exchange......................................  12
      Law Governing the Trust...............................  12
The Underlying Securities...................................  12
The Obligors................................................  13
      Suspension of Exchange Act Reporting by Obligor.......  13
Use of Proceeds.............................................  14
The Depositor...............................................  14
The Trust Certificates......................................  14
      General...............................................  14
      Distributions of Interest and
          Principal Amount..................................  15
      Book-Entry Registration...............................  15
      Definitive Certificates...............................  17
      Defaults and Remedies.................................  18
      Issuance and Delivery.................................  19
Material Federal Income Tax Consequences....................  19
      Consequences .........................................  19
      Classification of the Trust...........................  20
      Taxation of Certificateholders........................  20
      Additional Tax Considerations.........................  24
      State and Other Tax Considerations....................  26
ERISA Considerations........................................  27
      General...............................................  27
      Plan Assets...........................................  28
      Prohibited Transactions...............................  29
      Ineligible Purchasers.................................  31
Plan  of Distribution.......................................  32
Legal Opinions..............................................  32
Available Information.......................................  32
Incorporation of Certain Documents by Reference.............  33
Reports to Certificateholders...............................  33

                              Prospectus Summary

         This Prospectus Summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this prospectus and by reference to the information with respect to the trust certificates contained in the related prospectus supplement to be prepared and delivered in connection with the offering of trust certificates. Capitalized terms used in this prospectus summary are defined elsewhere in this prospectus and in the related prospectus supplement.


Issuer

With respect to each series of trust certificates, the trust formed by National Financial Securities Corporation and the trustee named in the prospectus supplement pursuant to a trust agreement. Each trust will be established for the primary purpose of issuing trust certificates and using the proceeds to acquire the securities described in the prospectus supplement for that series.

Depositor

National Financial Securities Corporation, a Delaware corporation.

Trustee

The trustee specified in the prospectus supplement.

The Certificates

Each series of trust certificates will include one or more classes of trust certificates issued under a trust agreement between the depositor and the trustee.

The trust certificates will be available for purchase in minimum denominations of $25 and integral multiples of $25, and will be available in book-entry form or in the form of definitive certificates, as specified in the prospectus supplement. Certificateholders of a series of trust certificates initially issued in book-entry form will be able to receive definitive certificates only in the limited circumstances described in this prospectus.

See "The Trust Certificates--Definitive Certificates."

Each class of trust certificates will have a stated principal amount and will accrue interest on its principal amount as described in the prospectus supplement.

The Trust Property

The property of each trust will include securities in the form of debt or debt-like obligations, including bonds, notes, debentures, trust preferred securities or capital securities issued by a single obligor. Trust preferred securities and capital securities represent pass-through ownership in debt obligations. The underlying securities will be identified in the prospectus supplement and will be securities registered on a registration statement under the Securities Act of 1933, as amended. The issuer also will be a reporting company under Section 12 or Section 15(d) of the Exchange Act at the time the underlying securities are deposited in the trust.

The underlying securities will have originally been issued in a transaction registered under the Securities Act. The securities will be acquired by the depositor from one of its affiliates or another party, which acquired the underlying securities in the secondary market. This purchase will not have been from the issuer of the underlying securities or any of its affiliates, or as part of the initial distribution.

The trust, in turn, will acquire the underlying securities from the depositor. After the date of issuance by each trust of its trust certificates, the trust will not purchase or otherwise acquire any additional securities and will not dispose of or create any lien on its assets, other than upon termination of the trust.

Payments

Subject to timely receipt of payments on the underlying securities, payments for your trust certificates will be paid or distributed in the manner described in the prospectus supplement.

Credit Enhancement

The applicable prospectus supplement will specify whether your series of trust certificates will include a financial guaranty insurance policy. A financial guaranty insurance policy will irrevocably and unconditionally guarantee to the trustee timely payment of interest and ultimate payment of principal on your trust certificates. This policy may not be canceled for any reason. The financial guaranty insurance does not guaranty any particular redemption date, nor does it provide funds to redeem your trust certificates.

See "The Trust Certificates--Credit Enhancement" in this prospectus supplement.

Material Federal Income Tax Consequences

Hunton & Williams, as counsel to the depositor, is of the opinion that:

 .    for federal income tax purposes the trust will be a grantor trust and not a partnership or an association taxable as a corporation,

 .    as a grantor trust, the trust will not be subject to federal income tax, however, you will be treated as owning an undivided interest in the assets of the grantor trust, and

 .    you will be required to include in your gross income your pro rata share of the entire gross income from the underlying securities held by the trust.

See "Material Federal Income Tax Consequences" in the prospectus supplement and in this prospectus.

ERISA Considerations

The applicable prospectus supplement will specify whether the securities will be eligible for purchase by employee benefit plans. If you are a fiduciary of any employee benefit plan subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, you should consider consultation with your own legal advisors to determine whether the purchase and holding of securities could give rise to a transaction prohibited or otherwise impermissible under ERISA or the Internal Revenue Code.

See "ERISA Considerations" in this prospectus and in the prospectus supplement.

Rating of the Certificates

It is a condition to the issuance of each series of trust certificates that they be rated investment grade, that is, in one of the four highest rating categories-without taking into account any subcategories - by at least one nationally recognized statistical rating organization. The ratings applicable to the trust certificates of each series will be as set forth in the prospectus supplement.

A security rating should be evaluated independently of similar ratings of different types of securities. A rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. There can be no assurance that a rating will not be lowered or withdrawn by a rating organization if circumstances so warrant.

Risk Factors

There are risks involved in your investment in the trust certificates. You should carefully review each of the risk factors outlined in this prospectus supplement and the prospectus.

See "Risk Factors" in the prospectus supplement and this prospectus.

                                 Risk Factors

         Before making an investment decision, you should carefully consider the following risks and the risks described under "Risk Factors" in the prospectus supplement for the applicable series of trust certificates. We believe these sections describe the principal factors that make an investment in the series speculative or risky. In particular, distributions on your trust certificates will depend on payments received on the underlying securities. Therefore you should carefully consider these risk factors.

You may only look towards the            The trust certificates will not
underlying securities for payment        represent a recourse obligation of
                                         or interest in the depositor or any of
                                         its affiliates. The trust
                                         certificatesfor each series will not be
                                         insured or guaranteed by any government
                                         agency or instrumentality, the
                                         depositor, any person affiliated with
                                         the depositor or the underlying
                                         securities issuer, or any other person.
                                         The obligations, if any, of the
                                         depositor with respect to the trust
                                         certificates of any series will only be
                                         pursuant to limited representations and
                                         warranties. Accordingly, the
                                         certificateholders' receipt of
                                         distributions in respect of the trust
                                         certificates will depend entirely on
                                         the performance of and the trust's
                                         receipt of payments with respect to the
                                         deposited assets. If these don't
                                         perform well you may suffer a loss.

The ratings assigned to your             Payments on the underlying securities
securities will merely reflect           for a series will be dependent upon
the ratings of the underlying            receipt of payment from the underlying
securities                               securities issuer. Because of this, it
                                         is expected that the ratings on a
                                         series will be directly related to the
                                         credit of the related underlying
                                         securities issuer and the ratings
                                         assigned to the related underlying
                                         securities. It should, therefor, be
                                         expected that any reduction in the
                                         ratings assigned to the underlying
                                         securities or the underlying securities
                                         issuer will adversely affect the
                                         ratings on the related series. If this
                                         occurs, the market value of your
                                         securities is likely to be reduced.

Your investment yield may be lower       If an optional redemption results in
than anticipated if the underlying       your trust certificates being prepaid
                                         prior to the expected legal final
                                         maturity, you may not be able to
                                         reinvest your funds at the same yield
                                         as the yeild on the trust certificates.
                                         We cannot predict whether or not an
                                         optional redemption will occur and the
                                         reinvestment risks resulting from an
                                         early redemption will be borne entirely
                                         by you and the other holders of trust
                                         certificates.

Your investment could                    There will be no market for any series
suffer from limited                      of trust certificates prior to the
liquidity                                issuance thereof, and there can be no
                                         assurance that a secondary market will
                                         develop or, if it does develop, that it
                                         will provide certificateholders with
                                         liquidity of investment or will
                                         continue for the life of the trust
                                         certificates.

                                         Beneficial owners may experience some
                                         delay in their receipt of distributions
                                         of interest on and principal of the
                                         trust certificates because
                                         distributions will be forwarded by the
                                         trustee to the depository and the
                                         depository will be required to credit
                                         the distributions to the accounts of
                                         the related financial intermediary
                                         which thereafter will be required to
                                         credit them to the accounts of
                                         beneficial owners either directly or
                                         indirectly through indirect
                                         participants. See "The Trust
                                         Certificates--Book-Entry Registration."

Credit ratings do not attempt to         At the time of issue, the trust
attempt to address all risks             certificates of any given series will
                                         be rated in one of the investment grade
                                         categories recognized by one or more
                                         rating agencies. The rating of any
                                         series is based primarily on the
                                         related underlying securities. The
                                         rating is not a recommendation to
                                         purchase, hold or sell securities,
                                         inasmuch as the rating does not comment
                                         as to market price or suitability for a
                                         particular investor. There can be no
                                         assurance that the rating will remain
                                         for any given period of time or that
                                         the rating will not be lowered or
                                         withdrawn entirely by the rating agency
                                         if in its judgment circumstances in the
                                         future so warrant.

Credit enhancement may not cover         Credit enhancement is intended to
all losses on your trust                 reduce the effect on your trust
certificates                             certificates of delinquent payments or
                                         losses on the underlying trust assets.
                                         Regardless of the form of credit
                                         enhancement, the amount of coverage
                                         will be limited in amount and in most
                                         cases will be subject to periodic
                                         reduction in accordance with a schedule
                                         or formula. Furthermore, credit support
                                         may provide only very limited coverage
                                         as to a variety of types of losses or
                                         risks, and may provide no coverage as
                                         to other types of losses or risks. In
                                         the event losses exceed the amount of
                                         coverage provided by any credit
                                         enhancement or losses of any type not
                                         covered by credit enhancement, these
                                         losses will be borne by the holder of
                                         the trust certificates.

         In addition, the prospectus supplement for each series will set forth information regarding additional risk factors, if any, applicable to that series.

                        Description of Trust Agreement

General

      The trust certificates of each series will be issued pursuant to a trust agreement. In general, the parties to a trust agreement will include the depositor and the trustee.

      A form of a trust agreement has been filed as an exhibit to the registration statement of which this prospectus is a part. However, the provisions of each trust agreement will vary depending upon the nature of the trust certificates to be issued thereunder and the nature of the related trust. The following summaries describe material provisions that may appear in a trust agreement under which trust certificates that evidence interests in underlying securities will be issued. The summaries do not purport to be complete and are subject to the provisions in the related prospectus supplement. The prospectus supplement and the base prospectus, together, will describe all material terms of the applicable trust agreement. As used herein with respect to any series, the term "trust certificate" refers to all of the trust certificates of that series, whether or not offered hereby and by the related prospectus supplement, unless the context otherwise requires. The depositor will provide a copy of the trust agreement (without exhibits) that relates to any trust certificate without charge upon written request of a holder of a trust certificate addressed to National Financial Securities Corporation, 909 East Main Street, 7th Floor, Richmond, Virginia 23219, Attention: Secretary.

Establishment of the Trust

      With respect to each series of trust certificates, the depositor will establish a trust by depositing the trust property in the trust, without recourse. After the issuance date with respect to each trust, the trust will not purchase or otherwise acquire any additional securities and will not dispose of or create any lien on its asset, other than upon termination of the trust. The trust property will consist of the underlying securities, all moneys due or received to the underlying securities, certain accounts and proceeds of the accounts, in each case as described in the prospectus supplement. The trust certificates will evidence ownership interest in the related trust property.

Accounts

      There will be established and maintained for each trust one or more accounts, in the name of the trustee on behalf of the certificateholders, into which all payments made on or with respect to the related underlying securities will be deposited.

Distributions

      Beginning on the payment date specified in the prospectus supplement, distributions of principal and interest on each series of trust certificates will be made by the trustee to the certificateholders. The timing, calculation, allocation, order, source and priorities of and requirements for all payments to each class of certificateholders will be described in the prospectus supplement.

Financial Guaranty Insurance Policy

     If specified in the accompanying prospectus supplement, your series of trust certificates may have the benefit of one or more financial guarantee insurance policies provided by one or more insurers. Financial guarantee insurance may guarantee timely distributions of interest and full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the accompanying prospectus supplement. A copy of the financial guarantee insurance policy for your securities, if any, will be filed with the SEC as an exhibit to a Current Report on Form 8-K within 15 days of the issuance of your trust certificates.

Amendment

     Each trust agreement may be amended, without the consent of any of the related certificateholders,

     .    to cure any ambiguity,

     . to correct a defective provision therein or to correct, modify or supplement any provision therein that may be inconsistent with any other provision therein,

     . to add any other provisions with respect to matters or questions arising under the trust agreement that are not inconsistent with the provisions thereof,

     . to comply with any requirements imposed by the Internal Revenue Code or to accommodate changes in the Internal Revenue Code, or

     . for any other purpose; provided that any amendment, other than an amendment for the purpose to comply with the Internal Revenue Code, may not, as evidenced by an opinion of counsel to such effect satisfactory to the trustee or confirmation from the applicable rating agencies that any such proposed amendment will not have an adverse affect on the existing ratings of the related trust certificates, adversely affect in any material respect the interests of any such holder.

     Each trust agreement may also be amended for any purpose by the parties, with the consent of certificateholders entitled to at least 51%, or other percentage specified in the related prospectus supplement, of the voting rights for the related series; provided, however, that no such amendment may:

     . reduce in any manner the amount of, or delay the timing of, payments received or advanced on deposited assets that are required to be distributed in respect of any trust certificate without the consent of the holder of such trust certificate;

     . adversely affect in any material respect the interests of any holder of the trust certificates, in a manner other than as described in the first clause above, without the consent of all holders; or

     . modify the provisions of the trust agreement described in this paragraph without the consent of the holders of all trust certificates of the related series.

     The trustee and the depositor may amend the trust agreement, however no amendment may defer or alter the maturity of a trust certificate or may adversely affects your rights to the payment of interest, principal or premium, or otherwise materially prejudice any of your rights.

Termination of Trust Agreement

     With respect to each trust, the trust agreement will terminate one year following the payment upon maturity - or any earlier redemption - by the respective obligors of the entire principal amount, and any redemption premium, of the underlying securities or, in the event of a default on the underlying securities, one year following receipt by the holders of the trust certificates of all amounts that they are entitled to receive as set forth in the trust agreement. The trust may also terminate at the option of the depositor after payment to the certificateholder of the par value of their trust certificate plus interest as described in the prospectus supplement. Further, the trust may also terminate if the obligor ceases to make its periodic reports as required under the Exchange Act and the depositor is unable to provide to the certificateholders the information contained in these reports. In this case, the trust will terminate as soon as practicable, but not more than six months after the trust certificates have been removed from DTC. See "The Obligors -- Suspension of Exchange Act Reporting by Obligor." Upon termination of the trust agreement, the depositor will be discharged from all obligations under the trust agreement, other than with respect to expenses of the trustee.

List of Certificateholders

     Upon written request of any certificateholder of record made for purposes of communicating with other certificateholders of the same series with respect to their rights under the related trust agreement, the trustee or other specified person will afford such certificateholder access, during normal business hours, to the most recent list of certificateholders of that series then maintained.

The Trustee

     The trustee under each trust agreement will be named in the related prospectus supplement. The commercial bank, national banking association, banking corporation or trust company that serves as trustee may have customary banking relationships with the depositor and its affiliates. The trustee must comply with the Trust Indenture Act of 1939, as amended. The trustee must have a combined capital and surplus of at least $50,000,000 and a rating of "A-2" or better by Moody's and "A" by Standard and Poors or an equivalent rating by another rating agency.

Duties of the Trustee

     The trustee for a series will make no representations as to the validity or sufficiency of the related trust agreement, the trust certificates or any underlying security. The trustee will be required to perform only those duties specifically required under the related trust agreement.

However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it pursuant to the trust agreement, the trustee will be required to examine such documents and to determine whether they conform to the requirements of the trust agreement.

     The trustee shall keep at its designated office in New York, New York a register in which, subject to reasonable regulations, the trustee shall provide for the registration of, and for the registration of transfers or exchanges of, trust certificates.

     The trust agreement provides that, except during the continuance of an event of default on the underlying securities, the trustee will perform only such duties as are specifically set forth in the trust agreement. During the existence of a default on the underlying securities, the trustee will be required to exercise the rights and powers vested in it by the trust agreement and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

Reports to Certificateholders

     On or before each distribution date, the trustee will prepare a statement and deliver it by mail to each certificateholder, setting forth:

     . the amount of distribution to the holders of trust certificates of the series to be applied to reduce the certificate principal balance;

     . the amount of distribution to the holders of trust certificates of the series allocable to interest, and the pass-through rate applicable to each series;

     . the amount of the trustee fee to be paid to the trustee on distribution date; and such other customary information as the trustee deems necessary or desirable, or which a certificateholder reasonably requests, to enable certificateholders to prepare their tax returns;

     . the aggregate amount of outstanding advances, together with non-recoverable advances, if any, at the close of business on the distribution date;

     . the aggregate principal balance of the underlying securities as of the distribution date;

     . the aggregate certificate principal balance of each series of trust certificates after giving effect to the distribution to be made on the distribution date;

     . the aggregate amount of interest remaining unpaid, if any, for each series of trust certificates, after giving effect to the distribution made on the distribution date; and

     . the aggregate amount of withdrawals, if any, from any reserve fund and the amount, if any, available thereunder.

     For information specified in the first and second clause above, the amounts will be expressed, with respect to any trust certificate, as a dollar amount per $25 denomination.

However, if any trust certificates do not have a certificate principal balance, then the amounts shall be expressed as a dollar amount per 10% percentage interest.

         Within a reasonable period of time after the end of each calendar year, the trustee will prepare and furnish a statement containing the information set forth in the first three clauses points above, to each person who at any time during the calendar year was a holder that constituted a retail investor or other holder that requests the statement, aggregated for the calendar year or portion of the calendar year during which the person was a certificateholder. The obligation of the trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the trustee pursuant to any requirements of the Internal Revenue Code as from time to time are in force.

Securityholder Communications

         Upon the receipt by the trustee of any securityholder communications from an obligor, the trustee will transmit the communication to the beneficial owners of the trust certificates upon receipt from the obligor of assurances that the trust's reasonable expenses will be reimbursed by the obligor. In addition, upon receipt by the trustee of securityholder communications from a third party other than the obligor, the trustee will transmit the securityholder communications only to the certificateholders upon receipt from the third party of assurances that the trustee's reasonable expenses will be reimbursed by the third party. In either case, if the trustee does not receive these assurances, then the trustee, at the sole discretion of the depositor and at the expense of the trust, will transmit or cause to be transmitted the securityholder communications to the certificateholders.

Voting Rights

         The voting rights on the trust certificates will be apportioned among the certificateholders pro rata by principal amount. The trust agreement provides that, in the event of any action requiring a vote of the registered holders of any underlying securities, the trustee, upon receipt of the proxy, will notify DTC in its capacity as the owner of record of the trust certificates of such action. Pursuant to currently existing procedures, it is expected that DTC, in turn, will notify its participants, including the depositor, who, in turn, will notify the certificateholders. The certificateholders will give their proxies to their participants. The participants will give the proxies to DTC, and DTC will give the proxies to the trustee. Thereafter, the trustee will vote solely in accordance with the proxies and will apportion its voting power on the basis of the votes cast by the certificateholders. In the event that the trust certificates have been removed from the DTC Book Entry Only System and are held as physical certificates, the trustee, upon receipt of the underlying security proxy, will notify the registered certificateholders directly of such action and will vote in the same manner as noted above. In casting any votes on the underlying securities in connection with the foregoing, the trustee will be required to cast its vote in proportion to the voting rights on the trust certificates held by certificateholders so directing it, notwithstanding that the certificateholders may give contrary instructions. In no event shall the depositor be allowed or entitled other than in its capacity as a safekeeper for a certificateholder, to vote, directly or indirectly through the trustee, any trust certificates or the underlying securities.

          The trustee shall at no time vote for or consent to any action

          . to the extent that such vote or consent could reasonably be expected to alter the status of the trust as a grantor trust for federal income tax purposes,

          . prior to the filing of a bankruptcy petition by or against the obligor, or the commencement of any other similar proceeding, if such action would alter the timing or amount of any payment on the underlying securities or

          . prior to the filing of a bankruptcy petition by or against the obligor, or the commencement of any other similar proceeding, if such action would result in the exchange or substitution of any of the outstanding underlying securities pursuant to a plan for the refunding or refinancing of such underlying securities.

Indemnification of the Trustee

          The trustee for a series will be entitled to indemnification for any loss, liability or expense incurred by the trustee in connection with the trustee's acceptance or administration of its trusts under the related trust agreement. This indemnification will not extend to any loss, liability or expense that constitutes a specific liability imposed on the trustee pursuant to the trust agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence on the part of the trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the trustee made therein. As and to the extent described in the related prospectus supplement, the fees and normal disbursements of any trustee may be the expense of the depositor.

Resignation and Removal of the Trustee

          The trustee for a series will be permitted at any time to resign from its obligations and duties under the related trust agreement by giving written notice to the depositor. Upon receiving notice of resignation, the depositor, or another person if specified in the related prospectus supplement, will be required to use its best efforts promptly to appoint a successor trustee. If no successor trustee has accepted an appointment within a specified period after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction to appoint a successor trustee.

          If at any time the trustee ceases to be eligible to continue as such under the related trust agreement, or if at any time the trustee becomes incapable of acting, or if certain events of, or proceedings in respect of, bankruptcy or insolvency occur with respect to the trustee, the depositor will be authorized to remove the trustee and appoint a successor trustee. In addition, holders of the trust certificates of any series entitled to at least 51%, or other percentage specified in the related prospectus supplement, of the voting rights for such series may at any time, with or without cause, remove the trustee and appoint a successor trustee.

     Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of appointment by the successor trustee.

Office for Registration of Transfer and Exchange

     The designated office of the trustee for the registration of transfer or exchange of trust certificates is identified in the prospectus supplement. Under the Depository Trust Company Book Entry Only System, transfers and exchange of certificates will be accomplished as described under "The Trust Certificates-- DTC Book Entry Only System" in the prospectus supplement.

     Any holder presenting trust certificates for surrender or registration of transfer or exchange may be required to pay any applicable service charge of the trustee and a sum sufficient for reimbursement of any tax or governmental charge, to file a proof of residence, or other matters or information, to execute the certificates and to make representations and warranties and assurances, including a signature guaranty, as the trustee may reasonably deem necessary or proper. The trustee may withhold the delivery or delay the surrender of a registration of transfer or exchange of any trust certificates until the payment is made and proof or other information is filed, the certificates are executed or the representations and warranties are made.

Law Governing the Trust

     The Trust will be governed by, and construed in accordance with, the laws of the State of New York.

                           The Underlying Securities

     The underlying securities to be purchased by each trust will be debt securities or will represent beneficial ownership in debt obligations such as bonds, notes, debentures, trust preferred securities or capital securities. Trust preferred securities and capital securities represent pass-through ownership in debt obligations. Each underlying security will functionally be debt. For example, each will have a stated term, a fixed return and some priority upon liquidation of the underlying obligor. Each debt obligation will be issued by a single domestic trust, corporation, banking organization, insurance company or other organization, each referred to as an obligor, eligible to offer and sell its common stock and underlying securities registered on a registration statement on Form S-3 promulgated under the Securities Act of 1933, as amended. The obligor will also be a reporting company under Section 12 or Section 15(d) of the Exchange Act at the time the underlying securities are deposited in the trust. Underlying securities will, by their terms, convert to cash in a finite period of time. Each of the underlying securities will have originally been issued in a transaction registered under the Act. The trust will purchase the underlying securities from the depositor, who will have acquired them from an affiliate. This affiliate of the depositor will have previously purchased the underlying securities in the secondary market, and will not have purchased the underlying securities from the issuer or any of its affiliates. The underlying securities will not have been purchased by this affiliate as part of its initial distribution. The specific terms and conditions of the underlying securities to be purchased by each trust will be detailed in the prospectus supplement.

                                 The Obligors

     The obligors will be trusts, corporations or other organizations that at the time of deposit of underlying securities into a trust are subject to the information requirements of the Exchange Act and file reports and other information with the SEC. In certain cases, the obligor may be a wholly-owned subsidiary of a reporting company in which case the obligor will not file separate reports with the SEC, and the parent company's reports will be the only reports. The reports, proxy and information statements and other information filed by the obligors with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, and at its Regional Offices located at: Chicago Regional Office, Citicorp Center, 500 West Madison Street, Chicago, Illinois 6066; and New York Regional Office, Seven World Trade Center, New York, New York 10048. Copies of these materials can also be obtained electronically through the SEC's Internet Web Site (http://www.sec.gov). If the underlying securities are listed on the New York Stock Exchange, the material described above and other information with respect to the Obligor will also be available for inspection at the offices of the New York Stock Exchange at 20 Broad Street, New York, New York.

Suspension of Exchange Act Reporting by Obligor

     Subsequent to the deposit of its underlying securities into a trust, an obligor which has no class of securities listed on a national securities exchange or held of record by 300 or more holders could elect to suspend its Exchange Act reporting requirements. In this event, the obligor, or its parent company in certain instances, would no longer be required to make available under the Exchange Act the public information referred to under the caption "The Obligors." The depositor will cause each trust to undertake to provide, in the trust's own Exchange Act reports for as long as such reports are required to be filed, quarterly and annual financial statements and other information of the type required to be filed on Form 8-K under the Exchange Act with respect to any obligor which suspends its Exchange Act reporting requirements, to the extent such reports and information are then available to the trust.

     If the financial statements are not available to the trust, then, unless the trust has earlier suspended its own Exchange Act reporting requirements for the trust certificates of the series, the trust certificates of the series will, by their terms, generally be required to be removed from the DTC book entry system, and definitive physical certificates representing the trust certificates of such series will be issued to the beneficial owners of the trust certificates of the series. Furthermore, the obligor for the underlying securities will be notified that the underlying securities are held pursuant to the trust agreement and that the holders of the trust certificates constitute record holders of the underlying securities. The issuance of definitive physical certificates representing the trust certificates is intended to increase the likelihood that there will then be more than 300 holders of record of the underlying securities, requiring the obligor to resume filing Exchange Act reports, in light of Rule 12g5-1(b)(1) under the Exchange Act, which appears to require an obligor with actual knowledge that its underlying securities are held pursuant to a trust agreement to treat holders of record of certificates or other evidences of interest issued by the trust as holders of record of the underlying securities. If the obligor does not resume filing Exchange Act reports, and the depositor is not otherwise able to obtain this information, the trust will be terminated within six months after the trust certificates have been removed from DTC.

                                Use of Proceeds

     The entire net proceeds received by the trust from the sale of the trust certificates will be used to acquire the underlying securities from the depositor, which will use the proceeds to acquire the underlying securities from one or more of its affiliates. Thus, neither the trust nor the depositor is expected to receive any net cash proceeds from the sale of the trust certificates.

                                 The Depositor

     The depositor, a wholly owned subsidiary of Scott & Stringfellow, Inc., was incorporated in the state of Delaware on May 3, 2000. The depositor is organized for the limited purpose of acquiring securities, forming trusts, transferring securities to the trusts, and engaging in related activities. The assets of the depositor and its affiliates are not available to satisfy obligations of any trust. The principal executive offices of the depositor are located at 909 East Main Street, 7/th/ Floor, Richmond, Virginia 23219, telephone (804) 649-3952.

                            The Trust Certificates

General

     With respect to each trust, the trust certificates will be issued in accordance with the terms of a trust agreement, a form of which has been filed as an exhibit to the Registration Statement of which this prospectus forms a part. The terms and conditions of the trust certificates include those stated in the trust agreement. The following summary provides all the material information regarding the trust certificates. For further information, the trust certificates and trust agreement should be reviewed. Where particular provisions or terms used in the trust agreement are referred to, the actual provisions - including definitions of terms - are incorporated by reference as part of this summary.

     Each class of trust certificates of a series of trust certificates issued in book-entry form will initially be represented by a single trust certificate registered in the name of DTC. The trust certificates will be available for purchase in minimum denominations described in the prospectus supplement. The depositor has been informed by DTC that DTC's nominee will be Cede & Co. Accordingly, Cede & Co. is expected to be the holder of record of the trust certificates issued in book-entry form. For trust certificates initially issued in book-entry form, unless and until definitive certificates are issued under the limited circumstances described herein, no certificateholder will be entitled to receive a physical certificate representing a trust certificate. All references herein to actions by certificateholders refer to actions taken by DTC upon instructions from the participants and all references herein to distributions, notices, reports and statements to certificateholders refer to distributions, notices, reports and statements to DTC or Cede & Co., as the registered holder of the trust certificates, as the case may be, for distribution to certificateholders in accordance with DTC's procedures. See "The Trust Certificates--Book-Entry Registration" and "--Definitive Certificates."

Distributions of Interest and Principal Amount

     The timing, priority, amount, allocation and/or rate of distributions on the trust certificates of each class of any series will be described in the prospectus supplement. Distributions of interest and principal on the trust certificates will be made on the dates specified in the related prospectus supplement. Interest on the certificates will be calculated as specified in the prospectus supplement.

Book-Entry Registration

     DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a clearing corporation within the meaning of the New York UCC and a clearing agency registered pursuant to Section 17A of the Exchange Act. DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between participants through electronic book-entries, thereby eliminating the need for physical movement of certificates (the "DTC Book Entry Only System"). Participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the DTC Book Entry Only System also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

     Certificateholders of book-entry trust certificates that are not participants or indirect participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, the trust certificates may do so only through participants and indirect participants. In addition, the certificateholders will receive all distributions of principal and interest through DTC participants. DTC will forward the payments to its participants, which thereafter will forward them to indirect participants or the certificateholders. Except for the depositor, it is anticipated that the only certificateholder will be Cede & Co., as nominee of DTC. Certificateholders will not be recognized by the trustee as certificateholders as that term is used in the trust agreement, and certificateholders will be permitted to exercise the rights of certificateholders only indirectly through DTC and its participants.

     Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers of trust certificates among participants on whose behalf it acts with respect to the trust certificates and to receive and transmit distributions of principal of and interest on trust certificates. Participants and indirect participants with which certificateholders have accounts with respect to the trust certificates similarly are required to make book-entry transfers and receive and transmit the payments on behalf of their respective certificateholders. Accordingly, although certificateholders will not possess trust certificates, the rules provide a mechanism by which beneficial owners will receive payments and will be able to transfer their trust certificate interests.

     The physical certificates delivered to the trustee will be registered in the name of Cede & Co., as nominee for DTC. The owners, as purchasers of trust certificates under the DTC Book Entry Only System, will not receive physical certificates representing their trust certificates. Instead, the ownership interests of the owners will be recorded, directly or indirectly, through the records of the respective participants and indirect participants. Transfers among owners will be accomplished through and reflected on the records of DTC and the participants or indirect participants of which those owners are customers. DTC will maintain records for the payment, transfer and exchange of trust certificates held by DTC participants on behalf of owners, but will not make payments directly to owners or record specific transfers of trust certificates from one owner to another.

     Payments on the underlying securities that are received by the trustee from the issuer, including payments upon redemption of the underlying securities, will be paid to DTC as the registered holder of the related trust certificates. DTC, under its current practices, would credit those payments to the accounts of the participants in accordance with their respective holdings of trust certificates as shown on DTC's records. Payments by participants and indirect participants to owners will be governed by standing instructions and customary practices, and will be the responsibility of the participant or indirect participant and not of DTC or the trustee, subject to any statutory and regulatory requirements as may be in effect from time to time.

     With respect to any trust certificate, on or after each interest payment date, if the obligor will have paid in full and the trustee will have received the interest payment due on the interest payment date on the underlying securities, the trustee will pay to DTC as the registered holder of the trust certificate as of the applicable record date, in lawful money of the United States of America, by credit of same day funds to the account of DTC, the entire amount of the interest payment, less any taxes or governmental charges required to be withheld from the payment by the trustee.

     With respect to any trust certificate, if the obligor will have paid in full and the trustee will have received the principal due upon maturity of the underlying security, or if the obligor will have paid in full and the trustee will have received the principal and redemption premium, if any, payable upon the earlier redemption of the trust certificate, the trustee will pay to DTC as the registered holder of the trust certificates as of the applicable record date, in lawful money of the United States of America, by credit of same day funds to the account of DTC, the entire amount of the principal and premium, if any, less any taxes or governmental charges required to be withheld from the payment by the trustee.

     Amounts received by the trustee before 2:00 p.m. on any day will be credited to DTC that same day. Amounts received by the trustee after 2:00 p.m. will be credited to DTC on the next business day.

     DTC may determine to discontinue the DTC Book Entry Only System with respect to the trust certificates at any time by giving notice to the trustee and the depositor and discharging its responsibilities. In addition, the depositor may cause the removal of DTC - or a successor or substitute depository-if the depositor determines that removal is in the best interests of the owners or is in the best interests of the depositor as long as the removal will not adversely affect the owners. If DTC - or a successor or substitute depository -is removed and the depositor, after a good faith effort, is unable to procure the services of a successor depository, the trustee will serve as depository of the underlying securities.

     Because DTC can only act on behalf of participants, who in turn act on behalf of indirect participants and some banks, the ability of a certificateholder to pledge trust certificates to persons or entities that do not participate in the DTC system, or to otherwise act with respect to the trust certificates, may be limited due to the lack of a physical certificate for the trust certificates.

     DTC has advised the depositor that it will take any action permitted to be taken by a certificateholder under the related trust agreement only at the direction of one or more Participants to whose accounts with DTC the trust certificates are credited. DTC may take conflicting actions with respect to other undivided interests to the extent that any actions are taken on behalf of participants whose holdings include an undivided interest.

     Except as required by law, the trustee will not have any liability for any aspect of the records relating to or payments made on account of beneficial ownership interest of the trust certificates of any series held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to the beneficial ownership interests.

Definitive Certificates

     Trust certificates may be issued in book-entry or in definitive certificate form. Certificates initially issued in book-entry form will be issued in fully registered, certificated form, referred to as the definitive certificates, to certificateholders or respective nominees, rather than to DTC or its nominee, only if the depositor advises the appropriate trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to the trust certificates and:

     .    the depositor is unable to locate a qualified successor,

     . the depositor, at its option, elects to terminate the book-entry system through DTC, after the occurrence of an event of default,

     . holders representing at least a majority of the voting rights relating to the outstanding Certificates advise the appropriate trustee through DTC in writing that the continuation of a book-entry system through DTC - or a successor - is no longer in the best interest of the holders of the securities, or

     . under the circumstances described under "The Obligor--Suspension of Exchange Act Reporting by Obligor."

     Upon the occurrence of any event described in the immediately preceding paragraph, the trustee will be required to notify DTC of its intent to make definitive certificates available. Upon surrender by DTC of the physical certificates representing the securities and receipt of instructions for re-registration, the trustee will reissue the securities as definitive certificates to the holders.

     Distributions of principal of, and interest on, the definitive certificates will thereafter be made in accordance with the procedures set forth in the related trust agreement directly to holders of definitive certificates in whose names the definitive certificates were registered at the close of business on the day before the related payment date. The distributions will be made by check mailed to the address of the holder as it appears on the register maintained by the trustee. The final payment on any definitive certificate, however, will be made only upon presentation and surrender of the definitive certificate at the office or agency specified in the notice of final distribution to the holders of the class.

     Definitive certificates will be transferable and exchangeable at the offices of the trustee or of a registrar named in a notice delivered to holders of definitive certificates. No service charge will be imposed for any registration of transfer or exchange, but the trustee may require payment of a sum sufficient to cover any tax or other governmental charge.

Defaults and Remedies

     With respect to each trust, the trust agreement will provide that if there is an event of default - as defined in the indenture for the underlying securities - with respect to the underlying securities and the event of default is known to the trustee, the trustee must give notice to DTC or, if the trust certificates are not held by DTC or any other depository, directly to the registered holders of the trust certificates as provided in the trust agreement-and in the manner and to the extent provided in the Trust Indenture Act Section 313(c) - within ninety days after such event of default occurs. The notice will set forth the identity of the issue of underlying securities, the date and nature of such default, the face amount of the interest or principal in default, the identifying numbers of the class of trust certificates, or any combination, as the case may be, evidencing the interest or principal described in the preceding clause, if applicable, and any other information that the trustee may deem appropriate. Except in the case of a default in the payment of principal or interest, the trustee may withhold the notice to holders of trust certificates if and so long as a committee of its responsible officers in good faith determines that withholding the notice is in the interests of the holders of the trust certificates.

     With respect to each trust, the trust agreement will provide that if:

          . default is made in the payment of any interest on any underlying security when due and payable continue for the period specified in the indenture for the underlying securities - or, if no such period is specified, five days-, or

          . default is made in the payment of the principal of or any installment of the principal of any underlying security when due and payable continue for the period specified in the indenture for the underlying securities - or, if no period is specified, thirty days -, in each case after receipt by the obligor of notice from the trustee or receipt by the obligor and the trustee of notice from certificateholder representing at least 25% of the voting rights of the trust certificates, and the obligor shall, after demand, fail to pay the trustee the whole amount due and payable on the underlying securities for principal and interest, then the trustee, in its own name and as trustee of an express trust, subject to provision being made for indemnification against costs, expenses and liabilities in a form satisfactory to the trustee, will institute a proceeding for the collection of the sums so due and unpaid, and will prosecute such proceeding to judgment or final decree or settlement. The trustee will enforce the same against the obligor or other obligor upon the underlying securities and collect in the manner provided by law out of the property of the obligor or other obligor upon the underlying securities, wherever situated, the moneys adjudged or decreed to be payable, unless otherwise directed by holders of outstanding trust certificates representing not less than a majority of the voting rights.

     If the trustee receives money or other property related to the underlying securities--other than scheduled payments--as a result of a payment default on the underlying securities, the trustee will promptly give notice as provided in the trust agreement to DTC, or for any trust certificates that are not then held by DTC or any other depository, directly to the registered holders of the trust certificates then outstanding and unpaid. The notice will state that, not later than thirty days after the receipt of the moneys or other property, the trustee will distribute the moneys or other property to the holders of the outstanding trust certificates pro rata by face amount or, if there is more than one class of trust certificates under the trust agreement, in proportion to the accreted value of each class of outstanding trust certificates, and within each class pro rata by face amount.

     Interest and principal payments and premium, if any, on the underlying securities, are payable solely by the related obligor.

     The underlying securities may be or become subject to laws permitting bankruptcy, moratorium, reorganization or other actions that, in the event of financial difficulties of the obligor, could result in delays in payment or in nonpayment of the trust certificates related to an underlying security. In such cases, the treatment accorded certain classes of trust certificates may be less favorable than the treatment accorded other classes of trust certificates.

     Holders of trust certificates will have no recourse against the depositor or the trustee for payment defaults on the underlying securities.

Issuance and Delivery

     With respect to each trust, the trust agreement will provide that the depositor will, by book-entry credit or otherwise, irrevocably deliver or cause to be delivered the underlying securities to the trustee and, concurrently therewith, the trustee will execute and deliver to the depositor, or any person or persons as the depositor may designate by written instruction, the classes of trust certificates identified in the trust agreement, evidencing the aggregate amount, in authorized denominations, of the underlying securities so delivered to the trustee. No trust certificate will be entitled to the benefits of the trust agreement or be valid or obligatory for any purpose unless it shall have been executed manually by the trustee by the signature of a duly authorized signatory.

                   Material Federal Income Tax Consequences

     The following is a summary of the principal United States federal income tax consequences of the purchase, ownership and disposition of the trust certificates. The statements of law and legal conclusions set forth in this summary regarding the tax consequences to the beneficial owners of the trust certificates represent the legal opinion of Hunton & Williams, Richmond, Virginia, counsel to the company and the trust. This summary is based upon the Internal Revenue Code of 1986, as amended, Treasury Regulations, Internal Revenue Service rulings and pronouncements and judicial decisions now in effect, all of which are subject to change at any time. Legislative, judicial and administrative changes may occur, possibly with retroactive effect, affecting the accuracy of the statements set forth herein and possibly adversely affecting a beneficial owner of trust certificates. In addition, this opinion does not purport to address the anticipated state income tax consequences to investors of purchase, ownership and disposition of the trust certificates.

     This opinion does not purport to address all federal income tax matters that may be relevant to every investment in trust certificates. This opinion deals only with trust certificates held as capital assets (generally, property held for investment) within the meaning of Section 1221 of the Internal Revenue Code. This opinion does not address tax consequences that may be relevant to particular holders subject to special treatment under federal income tax law, such as banks and other financial institutions, life insurance companies, dealers in securities or currencies, tax-exempt entities, taxpayers holding trust certificates as part of a position in a "straddle" or a part of a "hedging," "conversion" or other integrated investment transaction, or whose "functional currency" is not the United States dollar. Except as indicated, this summary is directed to prospective purchasers in the initial offering described herein, and not to subsequent purchasers of trust certificates. Consequently, purchasers of trust certificates should consider consulting their own tax advisors concerning the tax consequences to them under federal income tax law, as well as the tax law of any state, local or foreign jurisdiction, of the purchase, ownership and disposition of trust certificates.

Classification of the Trust

     In our opinion, after the trust certificates are issued and sold pursuant to the trust agreement, prospectus and prospectus supplement, and while the trust is administered in accordance with the trust agreement, the trust will be classified as a grantor trust under subpart E, Part I of subchapter J of the Code and not as a partnership or an association taxable as a corporation. Accordingly, as a grantor trust, the trust will not, in our opinion, be subject to federal income tax. As a result of this classification, each certificateholder will be treated for federal income tax purposes as an owner of an undivided beneficial ownership interest in all or a portion of the trust assets, consisting primarily of the underlying securities.


Taxation of Certificateholders

     Trust Assets, Income and Expense

     In our opinion, each certificateholder will be treated as owning an undivided interest in all or specified assets of the trust. As such, each certificateholder will be required to report on its federal income tax return its pro rata share of the entire gross income from the assets for the period during which it owns a trust certificate, generally in accordance with the holder's applicable method of tax accounting. Because of stripped interests, market discount or original issue discount ("OID"), or premium, however, the amounts includible in income on account of an investment in a trust certificate may differ significantly from the amounts distributable thereon.

     Consistent with its applicable method of tax accounting, a certificateholder generally will be entitled to deduct its pro rata share of fees paid or incurred by the trust. Certificateholders who are individuals, estates or trusts will be allowed to deduct these fees, subject to various limitations on itemized deductions. Non-corporate holders of trust certificates should be aware that miscellaneous itemized deductions are not deductible for purposes of the alternative minimum tax.

     Interest, Discount and Premium

     For purposes of the following discussion, a trust certificate representing an undivided interest in the principal of underlying securities comprising a trust together with all interest payable thereon is referred to as an unstripped certificate. A trust certificate representing an undivided interest in the principal of underlying securities comprising a trust but less than all interest payable thereon is a stripped bond certificate, including trust certificates so denominated in the prospectus supplement as well as those denominated as principal certificates therein, a trust certificate representing solely an interest in interest payable on underlying securities is a stripped coupon certificate, including trust certificates so denominated in the prospectus supplement as well as those denominated as coupon certificates therein, and the trust certificates collectively are stripped certificates.

     Unstripped Certificates. A purchaser of an unstripped certificate generally will be required to report its share of the interest income on underlying securities in accordance with the purchaser's applicable method of tax accounting. The purchaser also generally will be required to report its share of OID to the extent the trust certificate evidences an interest in underlying securities issued with OID. A certificateholder required to report OID in income must do so although no cash attributable to any discount will be received until a later date.

     The amount treated as OID attributable to a underlying security generally is equal to the excess of its stated redemption price over its issue price. The stated redemption price of an underlying security generally is the aggregate amount payable thereunder excluding any qualified stated interest, i.e., interest payable unconditionally at least annually at a single fixed or qualifying variable rate. Interest payable on underlying securities may be qualified stated interest. The amounts payable (including interest and redemption premium, as applicable) with respect to a callable underlying security are determined with reference to the call or maturity date and call price that produces the lowest yield. The issue price of an underlying security generally is the initial offering price at which a substantial amount of that particular class of underlying securities was sold.

     OID is includible in income on a daily basis, based on a constant yield to maturity over the term of the related underlying security. The yield to maturity of a callable underlying security is determined with reference to the call or maturity date and call price that produces the lowest yield. The constant yield compounds at the end of each accrual period, within which OID is allocated ratably to each day. The accrual periods utilized by a purchaser must each be no longer than one year, and must be such that each payment will occur at the beginning or end of an accrual period. OID attributable to underlying securities bearing a variable rate of interest will be determined by assuming that the rate will remain constant from the date of issuance, while changes in the actual rate will be accounted for in the period to which they relate.

     OID may be reduced to the extent that an interest in an underlying security issued with OID is acquired by a purchaser of an unstripped certificate with acquisition premium. Acquisition premium is the excess of the underlying security's allocable purchase price over its adjusted issue price, which in turn is the sum of the underlying security's issue price and previous accruals of OID. OID otherwise includible in income may be reduced in the proportion that the acquisition premium bears to OID remaining to be accrued on the underlying security.

     To the extent that the allocable purchase price paid by a purchaser of an unstripped certificate for its interest in a particular underlying security exceeds the holder's interest in the underlying security's remaining principal balance, that interest will be acquired with amortizable bond premium. The certificateholder may elect to amortize the premium as an offset to interest income, generally using a constant yield method of compounding over the term of the underlying security. A callable underlying security will be treated for this purpose as maturing with reference to the call or maturity date and amount, as applicable, that produces the smallest premium. Any election will apply to debt instruments held by the certificateholder during the year in which the election is made, and to all debt instruments acquired thereafter.

     A purchaser of an unstripped certificate alternatively may acquire an interest in an underlying security at a market discount, i.e., the excess of the underlying security's adjusted issue price, or its issue price in the case of an underlying security issued without OID, over its allocable purchase price. Market discount generally will accrue ratably during the period from the date of purchase to the maturity date, unless a certificateholder elects to accrue the market discount on the basis of a constant interest rate. If a certificateholder acquires an interest in an underlying security having market discount, the certificateholder generally will be required to take market discount into income as principal payments are received, in an amount equal to the lesser of the amount of the principal payment received or the amount of market discount that has accrued but has not yet been included in income. In addition, a certificateholder will be required to treat any gain on the sale of a trust certificate as ordinary income to the extent of the holder's share of any previously unrecognized accrued market discount on the underlying security. Moreover, a certificateholder may be required to defer a portion of its otherwise deductible interest expense allocable to borrowings related to the trust certificate until disposing of the trust certificate in a taxable transaction. A holder may elect to include market discount in income currently in lieu of treating gain as ordinary income and deferring interest deductions; any election is irrevocable, and applies to all market discount bonds acquired during and after the year of election.

     Stripped Certificates. A purchaser of a stripped principal certificate or stripped interest certificate will be treated as having purchased an interest in the underlying stripped bonds or stripped coupons, respectively. Under the coupon stripping rules of the Code, the purchasers generally will be subject to the OID rules discussed above, and will be required to report their share of OID with respect to each underlying stripped bond or stripped coupon although again no cash attributable to the discount will be received until a later date.

     The amount treated as OID attributable to a stripped bond or stripped coupon generally is equal to the excess of the stated redemption price over its allocable purchase price. In the case of a stripped bond, the stated redemption price generally is the aggregate amount payable thereunder; the stated redemption price of a stripped coupon is the amount payable when due. The purchase price allocable to a stripped bond or stripped coupon will be determined on the basis of their respective fair market values on the date of the trust certificate purchase.

     OID is includible in income on a daily basis, based on a constant yield to maturity over the term of the related stripped bond or stripped coupon, as applicable. The constant yield compounds at the end of each accrual period, within which OID is allocated ratably to each day. The accrual periods utilized by a purchaser must each be no longer than one year, and must be such that each payment will occur at the beginning or end of an accrual period. OID attributable to stripped trust assets bearing a variable rate of interest will be determined by assuming that the rate will remain constant from the date of stripping, while changes in the actual rate will be accounted for in the period to which they relate. In some circumstances the OID Regulations permit a certificateholder to recognize OID under a method that differs from that used by the trustee.

     In the case of callable stripped bonds, the amounts payable - including interest, as applicable - and the yield to maturity are determined with reference to the call or maturity date, as applicable, that produces the lowest yield. It is unclear, however, whether the call or maturity date producing the lowest yield should be determined with or without regard to interest stripped from the stripped bond. Interest payable on a stripped bond after that date until the final maturity or actual call date should be includible in income under the purchaser's applicable method of tax accounting.

     The Internal Revenue Service could contend that some stripped principal certificates should be treated as having amortizable bond premium, in which case failure to make a premium amortization election could cause a holder to recognize income from the trust certificate more rapidly. This failure also could cause a holder to recognize more taxable income over the holding period, if the holder's basis in the trust certificate attributable to the premium ultimately proved non-deductible because it resulted in capital loss. A stripped principal certificate purchased at a price in excess of its face amount and treated as having a stated redemption price that excluded associated interest payments as "qualified stated interest" could be so treated, producing the foregoing possible consequences. Prospective purchasers of the trust certificates should consult their own tax advisors with regard to the advisability of a premium amortization election.

     Constant Yield Election. The OID Regulations permit a certificateholder to elect to accrue all stated interest, OID, and market discount in income as interest, based on a constant yield method. If a certificateholder made this election for a trust certificate representing an interest in underlying securities having market discount, the certificateholder would be deemed to have made an election to currently include market discount in income with respect to all debt instruments having market discount acquired by the certificateholder during the taxable year of the election or thereafter. Similarly, a certificateholder making this election for a trust certificate representing an interest in underlying securities having amortizable bond premium would be deemed to have made an election to amortize premium with respect to all debt instruments having bond premium that the certificateholder owns or acquires. Each of these elections would be irrevocable; holders considering any such election should consult their own tax advisors.

     Disposition and Retirement

     Upon the sale, exchange or retirement of a trust certificate, a holder will recognize taxable gain or loss in respect of its interest in each trust asset underlying a trust certificate. These gains and losses generally will be long-term capital gains and losses if the trust certificate has been held for more than one year. However, some or all gain may be treated as ordinary income to the extent of any accrued and unrecognized market discount, if a trust certificate is held as part of a conversion transaction as defined in Internal Revenue Code Section 1258, or if a certificateholder has made an election under Code section 163(d)(4) to have net capital gains taxed as investment income at ordinary income rates. Net long-term capital gains of individuals are subject to taxation at reduced capital gains tax rates, whereas capital losses of all taxpayers are subject to limited deductibility.

     Gain or loss with respect to each underlying trust asset is equal to the difference between the allocable amount realized and the holder's allocable adjusted basis therein. The amount realized in respect of a disposition or retirement of a trust certificate is allocable among the underlying trust assets in accordance with their relative fair market values; a certificateholder determines its basis in each asset by allocating its purchase price among those assets on the basis of their relative fair market values as of the date of purchase. A certificateholder's basis in its trust certificate and each underlying trust asset generally would be increased by any OID or market discount and decreased by any premium amortization previously taken into account in determining the holder's taxable income, and further decreased by amounts paid other than qualified stated interest.

     If trust certificates identified as callable principal certificates or callable stripped bond certificates in any applicable prospectus supplement are retired in exchange for underlying securities, the holders of these trust certificates should not recognize gain or loss with respect to their receipt of underlying securities in exchange for their interest in the trust.

Additional Tax Considerations

     Backup Withholding

     Payments of interest, including OID, and principal, as well as proceeds from disposition or retirement of trust certificates, may be subject to a backup withholding tax of 31 percent if a recipient fails to furnish to the payor certain identifying information. Penalties also may be imposed by the IRS on a recipient of payments who is required to supply information, but fails to do so in the proper manner.

     Backup withholding will not apply with respect to payments made to some exempt recipients, such as corporations and financial institutions. Holders should consult their own tax advisors with respect to qualification for exemption from backup withholding and the procedure for obtaining an exemption. Any amounts deducted and withheld would be allowed as a credit against the recipient's federal income tax.

     The Treasury Department has issued regulations that make modifications to the withholding, backup withholding and information reporting rules. Those regulations generally attempt to unify certification requirements and modify reliance standards. The regulations generally will be effective for payments made after December 31, 2000, subject to transition rules. Prospective investors are urged to consult their own tax advisors regarding the new regulations.

     Tax Information Reporting

     Within a reasonable time after the end of each calendar year, the trustee will furnish each certificateholder, either DTC or other holders of definitive trust certificates, customary information as the trustee deems necessary or desirable to enable certificateholders to prepare their federal income tax returns. The trustee will furnish comparable information to the IRS as and when required by law to do so. Because the rules for accruing discount and amortizing premium with respect to trust certificates are uncertain in various respects, there is no assurance that the IRS will agree with information reports of the items of income and expense. Moreover, even if otherwise accepted as accurate by the IRS, these information reports will be based on the original issue price of the trust certificates, and in the case of certificateholders who purchased their trust certificates after their initial issuance or at a price different from the original issue price, those reports will require adjustment to account for the certificateholders' holding periods and purchase prices. Certificateholders who hold their trust certificates through DTC participants should consult the party from whom they receive tax reports concerning the trust certificates to determine whether these reports reflect the adjustments. Certificateholders who hold definitive trust certificates should consult their tax advisors concerning the method for making any required adjustments.

     Non-United States Holders

     A Non-United States holder is a beneficial owner of a trust certificate other than a United States citizen or resident, a domestic partnership or corporation, including entities treated as domestic partnerships or corporations, an estate subject to U.S. income tax on income regardless of its source or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. Interest, including OID, paid on a trust certificate to a Non-United States holder generally will be treated as portfolio interest and, therefore will not be subject to United States federal income tax, provided that the holder does not actually or constructively own 10 percent or more of any issuer of underlying securities, is not a controlled foreign corporation related to any issuer, and in accordance with specified procedures, supplies the person otherwise required to withhold with a certification to the effect that the beneficial owner is not a United States person, citizen or resident. In some circumstances, the requisite certification may be provided by or through a bank or other financial institution. In addition, no withholding of federal income tax will be required with respect to any gain realized by a Non-United States holder upon the sale, exchange or retirement of a trust certificate, except gains realized by nonresident alien individuals present in the United States for 183 days or more during the taxable year.

     Non-United States holders may be subject to income tax withholding and estate taxation with respect to any underlying securities that were issued before July 19, 1984. Further, a Non-United States holder engaged in a trade or business within the United States whose income from a trust certificate is effectively connected with that trade or business generally will be subject to regular United States federal income tax on the income and gain in the same manner as if it were a United States holder. In addition, if a Non-United States holder is a foreign corporation, it may be subject to a branch profits tax equal to 30 percent of its effectively connected earnings and profits for the taxable year, subject to adjustments.

     Backup withholding will not apply to payments on a trust certificate to a Non-United States holder if the holder has certified as to its foreign status under penalty of perjury or has otherwise established an exemption and other requirements are met. Payments on the sale, exchange or other disposition of a certificate to or through a foreign office of a broker will not be subject to back-up withholding; payments to or through the United States office of a broker will be subject to backup withholding unless the Non-United States holder makes the certification or otherwise establishes an exemption under the conditions previously described.

     Non-United States holders may want to consult their own tax advisors regarding the application of United States federal income tax law to their particular situations.


State and Other Tax Considerations

     In addition to the federal income tax consequences described above, potential investors may want to consider the state, local and foreign tax consequences of the acquisition, ownership and disposition of trust certificates. State, local and foreign tax law may differ substantially from federal income tax law, and this discussion does not purport to describe any aspect of the tax law of a state or other jurisdiction. Therefore, prospective purchasers may want to consult their own tax advisors with respect to these matters.

                             ERISA Considerations

General

     Summarized below are the material consequences under the Employee Retirement Income Security Act of 1974, as amended, and Section 4975 of the Internal Revenue Code of 1986, that a fiduciary of an employee benefit plan, as defined in and subject to ERISA, or of a plan, as defined in and subject to
Section 4975 of the Code, who has investment discretion should consider before deciding to invest the plan's assets in trust certificates (employee benefit plans and plans are both referred to as plans, and fiduciaries with investment discretion are referred to as plan fiduciaries). Furthermore, all potential investors in trust certificates should read the following summary because it describes issues that could affect the trust as a consequence of plans investing in trust certificates. The following summary is intended only to be a summary of issues under ERISA and Section 4975 of the Code which are likely to be raised by an investor's own counsel.

     In general, the terms employee benefit plan as defined in ERISA and plan as defined in Section 4975 of the Code refer to any plan or account of various types which provide retirement benefits or welfare benefits to an individual or to an employer's employees and their beneficiaries. Plans include:

     .    corporate pension and profit-sharing plans,

     .    simplified employee pension plans,

     . Keogh plans for self-employed individuals (including partners in a partnership),

     . individual retirement accounts described in Section 408 of the Code, and

     .    medical benefit plans.

     For the purposes of the following discussion, the term plan also includes any entity whose assets constitute assets of any plan for purposes of Title I of ERISA or Section 4975 of the Code as discussed in the "Plan Assets" section of this summary below, and the term plan fiduciary includes any person who is a fiduciary with respect to any entity that is a plan.

     Each plan fiduciary must give appropriate consideration to the facts and circumstances that are relevant to an investment in trust certificates, including the role that an investment in trust certificates plays in the plan's investment portfolio. Each plan fiduciary, before deciding to invest in trust certificates, must be satisfied that an investment in trust certificates is a prudent investment for the plan, that the investments of the plan, including the investment in trust certificates, are diversified so as to minimize the risks of large losses and that an investment in trust certificates complies with the plan and related trust documents.

     Each plan considering acquiring trust certificates should consider consulting its own legal and tax advisors before doing so.

Plan Assets

     When a plan invests in a trust certificate, not only does the trust certificate become an asset of the plan, but, unless an exception applies, the investment in a trust certificate by a plan will cause, for purposes of Title I of ERISA and Section 4975 of the Code, the underlying securities owned by the related trust to be treated as assets of that plan. A regulation issued under ERISA by the United States Department of Labor contains rules for determining when an investment by a plan in an entity (such as the trust) will cause the underlying assets of the entity to be treated as assets of that plan for purposes of Title I of ERISA and Section 4975 of the Code. The DOL Regulation provides, with respect to a Plan's purchase of an equity interest, such as a trust certificate, of an entity, that the assets of the entity will be plan assets of the plan unless the equity interest purchased is a publicly-offered security, referred to as the publicly-offered security exception, the investment by all benefit plan investors is not significant, referred to as the participation exception, or other exceptions, not relevant here, apply.

     The publicly-offered security exception applies if the equity interest purchased by the plan is a security that is freely transferable, part of a class of securities that is widely held and either part of a class of securities registered under Section 12(b) or 12(g) of the Exchange Act, or sold to the plan as part of a public offering under an effective registration statement under the Act and the class of which the security is a part is registered under the Exchange Act within 120 days - or a later time as may be allowed by the SEC - after the end of the fiscal year of the issuer in which the offering of the security occurred. The DOL Regulation states that the determination of whether a security is freely transferable is to be made based on all relevant facts and circumstances. The DOL Regulation specifies that, in the case of a security that is part of an offering in which the minimum investment is $10,000 or less, the following requirements, alone or in combination, ordinarily will not affect a finding that the security is freely transferable:

     . any requirement that not less than a minimum number of shares or units of the security be transferred or assigned by any investor, provided that the requirement does not prevent transfer of all of the then remaining shares or units held by an investor;

     . a requirement that no transfer or assignment of the security or rights in respect thereof be made to an ineligible or unsuitable investor;

     . any restriction on, or prohibition against, any transfer or assignment which would violate any state or federal statute, regulation, court order, judicial decree or rule of law;

     . a requirement that no transfer or assignment be made without advance written notice being given to the entity that issued that security;

     . or any requirement that reasonable transfer or administrative fees be paid in connection with a transfer or assignment.

     Under the DOL Regulation, a class of securities is widely held only if it is of a class of securities owned by 100 or more investors independent of the issuer and of each other, but a class of securities will not fail to be widely-held solely because subsequent to the initial offering the number of independent investors falls below 100 as a result of events beyond the control of the issuer. It is anticipated that for some series of trust certificates, one or more classes of trust certificates in those series will satisfy the publicly-offered security exception. The prospectus supplement for each series of trust certificates will specify whether any or all classes of trust certificates in that series are expected to satisfy the publicly-offered security exception.

     The participation exception applies with respect to the assets of an entity in which a plan purchases an equity interest if, immediately after the most recent acquisition of any interest in the entity, less than 25% of the value of each class of equity interests in the entity is held by benefit plan investors on that date, determined by not including the investments of persons with discretionary authority or control over the assets of the entity, of any person who provides investment advice for a fee - direct or indirect - with respect to the assets and of affiliates - within the meaning of the DOL Regulation - of the persons. For this purpose, the term benefit plan investors includes all plans and accounts of the types described above under "--General" as employee benefit plans or plans, whether or not subject to ERISA or Section 4975 of the Code, as well as entities whose assets constitute plan assets due to investments made in these entities by any plans or accounts. Generally, for any class or series of trust certificates there is no restriction on the percentage of the value of that class or series of trust certificates that may be owned by benefit plan investors and, thus, usually there is no assurance that investment by benefit plan investors will not be significant. Accordingly, it is not expected that the participation exception will apply with respect to any series of trust certificates.

     Therefore, unless the prospectus supplement for any particular series of trust certificates specifies that the participation exception or the publicly-offered security exception is expected to apply to the trust certificates, it should be assumed that the underlying securities owned by the trust to which the trust certificates relate will be treated as plan assets of plans that invest in the trust certificates.

     In addition, it should be noted that ERISA and the Code may place restrictions on the purchase of trust certificates by insurance companies. In particular, insurance companies considering the purchase of trust certificates should consult their own counsel with respect to the United States Supreme Court decision in John Hancock Mutual Life Insurance Co. v. Harris Trust and Savings Bank and any subsequent legislation or other guidance that has or may become available relating to that decision, including the retroactive and prospective exemptive relief granted by the DOL for transactions involving insurance company general accounts in prohibited transaction class exemption 95-60, Section 401(c) of ERISA and regulations issued under Section 401(c) of ERISA.

Prohibited Transactions

     Section 406 of ERISA prohibits parties in interest with respect to a plan from engaging in transactions involving the plan and its assets unless a statutory or administrative exemption applies to the transaction. For instance,
Section 406 of ERISA prohibits a party in interest with respect to a plan from selling a trust certificate to the plan unless a statutory or administrative exemption applies. In addition, if the underlying securities are plan assets,
Section 406 of ERISA will prohibit the trustee, among others, from causing the assets of the trust to be involved, directly or indirectly, in types of transactions with parties in interest with respect to investing plans unless a statutory or administrative exemption applies. If the prohibited transaction restrictions of Section 406 of ERISA are violated, ERISA generally provides for civil penalties upon the plan fiduciary and possibly other persons. Section 4975 of the Code generally imposes an excise tax on disqualified persons who engage, directly or indirectly, in similar types of transactions with the assets of plans subject to the Section and also requires rescission of the transactions.

     The underwriter, the depositor, the trustee, the obligor of the underlying securities owned by the trust to which a trust certificate relates, and other persons and affiliates thereof might be considered or might become a party in interest or disqualified person with respect to a plan. If so, the acquisition, holding or disposition of an investment in trust certificates by or on behalf of the plan could give rise to one or more prohibited transactions within the meaning of Section 406 of ERISA or Section 4975 of the Code unless an exemption described below or some other exemption is available. In particular, the sale by the underwriter to such a plan of a trust certificate regardless of whether the related underlying securities are plan assets, and the services provided by the trustee to the trust or the loans from the trust to the issuer of the related underlying securities if the related underlying securities are plan assets, would appear in some circumstances to be prohibited transactions unless an exemption applies.

     There are numerous exemptions to the prohibited transaction restrictions of
Section 406 of ERISA and Section 4975 of the Code, and the applicability of any particular exemption depends upon the circumstances. An investment in a trust certificate may not be purchased by or on behalf of a plan unless the prospectus supplement governing the trust certificate provides that the participation exception or publicly-offered security exception applies to the trust certificate or a prohibited transaction exemption, such as one of the following Prohibited Transaction Class Exemptions ("PTCEs") applies and the conditions thereof are satisfied:

     . PTCE 84-14, which provides an exemption if the purchase is made on behalf of the Plan by a qualified professional asset manager. In general, a qualified professional asset manager is an investment adviser registered under the Investment Advisers Act of 1940, a bank, as defined in such Act or an insurance company, each of which meets a certain financial requirements.

     . PTCE 90-1, which provides an exemption if the purchase is made on behalf of an insurance company pooled separate account in which the assets of no plan (when aggregated with the assets of any other plan maintained by the same employer or employee organization) in the pooled separate account exceed 10% of the total assets in the pooled separate account.

     . PTCE 91-38, which provides an exemption if the purchase is made on behalf of a bank collective investment fund in which the interest of no plan (when aggregated with the interests of any other plan maintained by the same employer or employee organization) in the collective investment fund exceeds 10% of the total assets in the collective investment fund.

     . PTCE 95-60, which provides an exemption if the purchase is made on behalf of an insurance company general account in which the reserves and liabilities held by no plan (when aggregated with the reserves and liabilities of any other plan maintained by the same employer, an affiliate thereof or the same employee organization) in the insurance company general account exceed 10% of the total reserves and liabilities of the general account plus surplus.

     . PTCE 96-23, which provides an exemption if the purchase is made on behalf of the plan by an in-house asset manager. In general, an in-house asset manager is a subsidiary of a plan sponsor or of the plan sponsor's parent corporation or a membership nonprofit corporation the majority of whose members are officers of a Plan sponsor or of the Plan sponsor's parent corporation, each of which meets certain financial requirements.

     The PTCEs described above contain numerous technical requirements that must be satisfied as a condition of reliance thereon and may not provide relief for all transactions involving the underlying securities, even if they would otherwise apply to a purchase of a trust certificate by a plan. Before purchasing a trust certificate, a plan fiduciary should consult with its legal counsel and determine whether there exists any prohibition to the acquisition and continued ownership of the trust certificate. In particular, a plan fiduciary should determine whether the underwriter, the obligor of the underlying securities owned by the trust to which the trust certificate relates, the trustee or the depositor are parties in interest with respect to the plan and whether any prohibited transaction exemptions, such as PTCE 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 or PTCE 96-23, apply.

Ineligible Purchasers

     Regardless of whether the participation exception, the publicly-offered security exception or the PTCEs described above apply, a plan generally may not purchase a trust certificate if the underwriter, the depositor, the trustee, the obligor of the related underlying securities, or any of their respective affiliates either:

     . has investment discretion with respect to the investment of the plan assets;

     . has authority or responsibility to give or regularly gives investment advice with respect to the plan assets for a fee and pursuant to an agreement or understanding that such advice will serve as a primary basis for investment decisions with respect to the plan assets and that such advice will be based on the particular investment needs of the plan;

     .    or is an employer maintaining or contributing to such plan.

     By its purchase of a trust certificate, each purchaser will be deemed to have represented and warranted that its acquisition and ownership of the trust certificate does not and will not constitute a non-exempt prohibited transaction under ERISA or the Code and, to the extent that the underlying securities constitute plan assets, the transactions involving the underlying securities will not constitute or result in a non-exempt prohibited transaction as a result of the purchaser's acquisition or ownership of the trust certificates.

     Each plan fiduciary should consult with attorneys and financial advisors as to the propriety of this an investment in light of the circumstances of the particular plan and current tax law.

                              Plan of Distribution

     The trust certificates offered by this prospectus and the prospectus supplement will be offered in series through one or more of the methods described below. The prospectus supplement prepared for each series will describe the method of offering being utilized for that series and will state the net proceeds, if any, to the trust or the depositor from any sale.

     In connection with the offering, the underwriter may make short sales of the trust certificates and may purchase the trust certificates on the open market to cover positions created by short sales. Short sales involve the sale by the underwriter of a greater number of shares than they are required to purchase in the offering.

     Any trust certificates acquired by the underwriter may be acquired by the underwriter for its own account, and may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor.

     In connection with any sale of the trust certificates, the underwriter may pay compensation to broker-dealers in the form of discounts, concessions or commissions. Other underwriters and dealers participating in the distribution of the trust certificates may be deemed to be underwriters in connection with the trust certificates, and any discounts or commissions received by them from the underwriter and any profit on the resale of trust certificates by them may be deemed to be underwriting discounts and commissions under the Act.

     It is anticipated that the underwriting agreement pertaining to the sale of any series of trust certificates will provide that the obligations of the underwriters will be subject to conditions precedent, that the underwriters will be obligated to purchase all trust certificates if any are purchased -other than in connection with an underwriting on a best efforts basis -, and that the depositor will indemnify the several underwriters and the underwriters will indemnify the depositor against certain civil liabilities, including liabilities under the Act, or will contribute to payments required to be made in respect thereof.

                                Legal Opinions

     Legal matters relating to the trust certificates and the material federal income tax matters will be passed upon for the depositor and the underwriter by Hunton & Williams, counsel to the depositor and the underwriter.

                             Available Information

     National Financial Securities Corporation, as depositor of each trust, has filed with the Securities and Exchange Commission a registration statement, including exhibits and amendments under the Act, with respect to the trust certificates offered by this prospectus. This prospectus, which forms a part of the registration statement, omits certain information contained in the registration statement as permitted by the rules and regulations of the SEC. For further information, reference is made to the registration statement which may be inspected and copied at the public reference facilities maintained by the SEC at its Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330), and at its Regional Offices located at: Chicago Regional Office, Citicorp Center, 500 West Madison Street, Chicago, Illinois 60661; and New York Regional Office, Seven World Trade Center, New York, New York 10048. Copies of these materials can also be obtained electronically through the SEC's Internet Web Site (http://www.sec.gov).


               Incorporation of Certain Documents by Reference

     All documents filed by a trust pursuant to Section 13(a), 13(c), 14 or 15(d) of the "Exchange Act", subsequent to the date of this prospectus shall be deemed to be incorporated by reference into this prospectus. Any statement contained herein or incorporated by reference herein shall be deemed to be modified or superseded to the extent that any subsequently filed document which is incorporated by reference herein modifies or supersedes that statement.


                         Reports to Certificateholders

     Unless and until definitive certificates are issued, annual unaudited reports containing information concerning the related underlying securities will be prepared by the related trustee and sent on behalf of each trust only to Cede & Co., as nominee of DTC and registered holder of the trust certificates. See "The Trust Certificates--Book-Entry Registration" and "The Obligors--Reports to Certificateholders." The reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. Each trust will file with the SEC periodic reports as are required under the Exchange Act, and the related rules and regulations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------




                      National Financial Securities Corporation

                 Financial Income Securities Trust ____ 2000-_

                         __,000,000 Trust Certificates

                  Principal Amount $25 per Trust Certificate

                   relating to [name of underlying security]





                         -----------------------------

                             Prospectus Supplement

                         -----------------------------

BB&T Capital Markets                                    Davenport & Company LLC
(a division of Scott & Stringfellow)

                               _______ __, 2000


          Until _______ __, 2000, all dealers that effect transactions in these trust certificates, whether or not participating in this offering, may be required to deliver a prospectus and prospectus supplement. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    PART II
                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

         The following table sets forth the estimated expenses in connection with the offering of $50,000,000 of the trust certificates being registered under this Registration Statement, other than underwriting discounts and commission:

             SEC Registration.................................     $ 13,200
             Printing and Engraving...........................       20,000
             Legal Fees and Expenses..........................       75,000
             Accounting Fees and Expenses.....................       40,000
             Trustee Fees and Expenses........................       15,000
             Rating Agency Fees...............................       25,000
             Blue Sky Fees and Expenses.......................       20,000
             Miscellaneous ...................................       11,800

                      TOTAL...................................     $220,000
                                                                   ========

Item 15. Indemnification of Directors and Officers.

         The Registrant is incorporated under the laws of Delaware. Section 145 of the Delaware General Corporation Law provides that a Delaware corporation may indemnify any persons, including officers and directors, who are, or are threatened to be made, parties to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation, by reason of the fact that such person was an officer, director, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, employee or agent of another corporation or enterprise). The indemnity may include expenses (including attorneys' fees) , judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided such person acted in good faith and in a manner he reasonably believed to be in or not opposed to the corporation's best interests and, for criminal proceedings, had no reasonable cause to believe that his conduct was illegal. A Delaware corporation may indemnify officers and directors in an action by or in the right of the corporation under the same conditions, except that no indemnification is permitted without judicial approval if the officer or director is adjudged to be liable to the corporation. Where an officer or director is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expense which such officer or director actually and reasonably incurred.

         The Certificate of Incorporation and Bylaws of the Registrant provide, in effect, that, subject to certain limited exceptions, the Registrant will indemnify its officers and directors to the extent permitted by the Delaware General Corporation Law.

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

         The Registrant, either directly or through its direct or indirect parents, maintains an insurance policy providing directors' and officers' liability insurance for any liability its directors or officers may incur in their capacities as such.

         Under certain sales agreements entered into by the Registrant (as purchaser) with sellers of collateral, such sellers are obligated to indemnify the Registrant against certain expenses and liabilities.

         The form of underwriting agreement filed as an exhibit hereto provides for indemnification of the underwriter by the depositor for liability, including legal expenses and fees, related to certain untrue statements of material fact contained in the Registration Statement. In addition, the underwriting agreement requires the underwriter to indemnify the depositor, each of its directors, each officer of the depositor that has signed this registration statement, and each controlling person of the depositor, for liability, including legal fees and of material facts made in reliance on information provided by the underwriter.

Item 16. Exhibits.

1.1 Underwriting Agreement Standard Provisions, together with Form of Underwriting Agreement*
3.1   Certificate of Incorporation by National Financial Securities Corporation*
3.2   Bylaws of National Financial Securities Corporation*
4.1   Form of Trust Agreement*
5.1   Legality Opinion of Hunton & Williams
8.1   Tax Opinion of Hunton & Williams
23.1 Consent of Hunton & Williams is contained in their opinions filed as Exhibits 5.1 and 8.1
24.1  Power of Attorney (included on signature page)*

*previously filed

Item 17.  Undertakings.

         (a)   The undersigned Registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                   (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                   (ii) To reflect in the Prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities

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

         offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 change in the maximum aggregate offering price set forth in the "Calculation of the Registration Fee" table in this Registration Statement;

                   (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change of such information in the Registration Statement;

         provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in the post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are included by reference in the Registration Statement.

               (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

               (4) (i) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

                   (ii) For purposes of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

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


         (c) The undersigned Registrant hereby undertakes to file an application for the purpose of determining the eligibility of the indenture trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939, as amended, in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act.

         (d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 (including the security rating requirement) and has duly caused this pre-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Richmond, Commonwealth of Virginia, on August 4, 2000.

                               NATIONAL FINANCIAL SECURITIES
                                  CORPORATION (Registrant)


                                  /s/ William E. Hardy
                               ----------------------------
                               William E. Hardy
                               President and Chairman of the Board of Directors


         Pursuant to the requirements of the Securities Act of 1933, this pre-effective amendment to its Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

        Signature                    Capacity                       Date
        ---------                    --------                       ----

 /s/ William E. Hardy        Chairman of the Board of           August 4, 2000
--------------------------   Directors and President
      William E. Hardy       (Principal Executive Officer)


/s/ Steven C. DeLaney        Director and Vice President        August 4, 2000
--------------------------
      Steven C. DeLaney

/s/ Michael D. Johnston      Director and Vice President        August 4, 2000
--------------------------
      Michael D. Johnston

/s/ Randall B. Saufley       Secretary and Treasurer            August 4, 2000
--------------------------   (Principal Financial Officer
      Randall B. Saufley     and Principal Accounting Officer)


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